EXHIBIT 10


                    INFORMATION TECHNOLOGY SERVICES AGREEMENT
              BETWEEN AURUM TECHNOLOGY INC. AND BRIDGE BANK, N.A.


THIS AGREEMENT by and between AURUM TECHNOLOGY INC., a Delaware corporation with offices located at 601 South Lake Destiny Road, Suite 300, Maitland, Florida 32751 ("Aurum"), an indirect wholly-owned subsidiary of a publicly traded company, Fidelity National Information Services, Inc., and BRIDGE BANK, N.A., with offices located at 55 Almaden Boulevard, San Jose, California 95113 ("Customer") (each of Aurum and Customer, a "party," and collectively, the "parties") is made as of the later of the dates on which the parties sign below ("Effective Date").

The parties have agreed to certain General Terms and Conditions as more particularly identified below and attached hereto ("General Terms"). The parties agree that the General Terms shall be incorporated by reference to each Schedule identified below and attached hereto ("Schedule") as well as to such additional Schedule(s) as may be agreed to by the parties from time to time, provided however, that each such Schedule explicitly incorporates these General Terms.

The parties acknowledge that each has reviewed the version number, as set forth below, used to identify the General Terms and the Schedule(s) attached hereto and confirm that said version number is the correct version of the General Terms and Schedule(s) to which each party has agreed.

The parties hereby agree that each Schedule, along with any accompanying addenda, attachments, and exhibits, combined with the General Terms and this Signature Page constitutes a separate and independent legal agreement between the parties (each, a separate "Agreement").


[X]  GENERAL TERMS AND CONDITIONS                    (GTC106v3 dated 09/13/06)
[X]  Core Data Processing Services Schedule          (SCHPREMCORE102v1 dated
                                                      09/13/06)
[X]  Add. to Core Data Processing Services Sched.    (Add. to SCHPREMCORE102v1
                                                      dated 09/13/06)
[X]  Network Services Schedule                       (SCHNS102v1 dated 09/13/06)
[X]  Image Item Processing Services Schedule         (SCHIP101v1 dated 09/13/06)
[X]  Addendum to Image item Processing Serv. Sched.  (Add. to SCHIP101v1 dated
                                                      09/13/06)
[X]  Commercial Capture Xpress Schedule              (SCHCCX100v1 dated
                                                     09/13/06)


THE AUTHORIZED OFFICER OR REPRESENTATIVE OF EACH PARTY has signed this Agreement as a legally binding obligation of such party.

AURUM TECHNOLOGY INC.                              BRIDGE BANK, N.A.

By:    _________________________________________   By:__________________________
Name:  Gary Norcross                               Name:
       _________________________________________      __________________________
Title: President, Integrated Financial Solutions   Title:
       _________________________________________      __________________________
Date:                                              Date:
       _________________________________________      __________________________



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                          GENERAL TERMS AND CONDITIONS

These General Terms and Conditions ("General Terms") shall apply to and be incorporated by reference into each and every Signature Page and Schedule between AURUM TECHNOLOGY INC. of Maitland, Florida ("Aurum"), an indirect wholly-owned subsidiary of a publicly traded company, Fidelity National Information Services, Inc., and BRIDGE BANK, N.A.. of San Jose, California ("Customer") (each of Aurum and Customer, a "party," and collectively, the "parties") and shall be coterminous with each such Schedule provided however that each such Signature Page and Schedule explicitly incorporates by reference these General Terms.

1.   DEFINITIONS

     Except as may be modified in any Addenda to these General Terms, a Schedule or attachment thereto, the following defined terms shall have the meanings ascribed to them below.

     1.1 "ADJUSTMENT DATE" shall mean the first of the month in which the anniversary of the Commencement Date, as defined in each Schedule, falls each year.

     1.2 "AFFILIATE" shall mean a company which owns or controls, directly or indirectly, a majority of the stock of one of the parties, or a company whose stock is owned or controlled, directly or indirectly, by one of the parties or its parent.

     1.3  "AGREEMENT" shall be as defined on the applicable Signature Page.

     1.4 "ATTACHMENT" shall mean the document setting forth the fees for contracted products and/or services as described in the Schedule and which is attached to such Schedule and may be numbered.

     1.5 "COMMENCEMENT DATE" shall be specifically defined in the appropriate Schedule(s) describing an item of Software, Third Party Software, Equipment or a Service to be provided to Customer.

     1.6 "CONFIDENTIAL INFORMATION" shall mean all information of a non-public nature including Customer Proprietary Information and Aurum Proprietary Information. "Confidential Information" shall also include all "non-public personal information" as defined in Title V of the GLB Act that Aurum receives from or at the direction of Customer and that concerns any of Customer's "customers" and/or "consumers" (as defined in the GLB Act).

     1.7 "CPI-U" shall mean Consumer Price Index for All Urban Consumers-Other Goods and Services as published by the U.S. Department of Labor, Bureau of Labor Statistics.

     1.8 "CUSTOMER" shall mean the financial institution, company or entity other than Aurum listed on the Signature Page.

     1.9 "CUSTOMER PROPRIETARY INFORMATION" shall mean all of Customer's data, output, and any Customer-provided software, if applicable, and any modifications to the foregoing.

     1.10 "EQUIPMENT" shall mean the hardware that may be identified in a Schedule and/or Attachment as being sold or leased to Customer pursuant to the terms of such Schedule.

     1.11 "ESCALATION PROCEDURES" shall mean the procedures set forth in Section
          16.3 of these General Terms and Conditions.

     1.12 "EXPIRATION DATE" shall mean the last day of the Initial Term or of the then-current Renewal Term.


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     1.13 "AURUM PROPRIETARY  INFORMATION" shall mean  specifications,  manuals, tapes, programs, file formats, user documentation, and the Software and other materials belonging to, developed by, and/or furnished to Customer by Aurum and any enhancements or modifications to the foregoing.

     1.14 "GLB ACT" shall mean the Gramm-Leach-Bliley Act (15 U.S.C. Section 6801, et seq.) and the implementing regulations thereunder, as the same may be amended from time to time.

     1.15 "INITIAL TERM" shall be set forth in the applicable Schedule.

     1.16 "PRESS RELEASE" shall mean any news release, public announcement, news media response or other form of release of information concerning this Agreement or the transactions contemplated hereby that is intended to provide such information to the news media or the public.

     1.17 "RENEWAL TERM" shall be set forth in the applicable Schedule.

     1.18 "SCHEDULE(S)" shall mean each of the separate schedule(s) which further describe the products and/or services being provided to Customer by Aurum and to which these General Terms apply.

     1.19 "SERVICES" shall mean the services that are described in a Schedule, including, not limited to, data processing, support, recovery, and/or consulting services.

     1.20 "SIGNATURE PAGE" shall be the cover page attached to these General Terms and/or each Schedule which requires a signature by each of the parties. A separate Signature Page shall be signed each time the parties agree to add another Schedule to these General Terms which shall more specifically identify the Schedule being attached.

     1.21 "SOFTWARE" shall mean the object code version of the proprietary computer programs of Aurum that may be identified in a Schedule and/or Attachment as being licensed to Customer pursuant to the terms of such Schedule and/or Attachment.

     1.22 "TERM" shall be as set forth in the applicable Schedule.

     1.23 "TERMINATION DATE" shall be the last day that a product(s) or service(s) is being provided to Customer by Aurum.

     1.24 "THIRD PARTY SOFTWARE" shall mean the object code version of the proprietary computer programs of a third party that may be identified in a Schedule and/or Attachment as being licensed by Customer pursuant to the terms of such Schedule.

2.   TERMINATION AND RENEWAL

     2.1 RIGHT TO TERMINATE. Either party may elect to terminate this Agreement if: (a) the other party fails to cure any material default hereunder within sixty (60) days after receipt of written notice from the non-defaulting party, which notice shall specify the nature and extent of any such material default (except for a default caused by nonpayment by Customer which is addressed in Section 3.3); or (b) the other party ceases to do business, makes a composition or assignment for the benefit of creditors, becomes bankrupt or insolvent, or is found subject to any provisions of the bankruptcy code concerning involuntary bankruptcy or similar proceeding.

     2.2  METHOD  OF  TERMINATION.  Exercise  of the  right to  terminate  under
          Section 2.1 must be accomplished by written notice (in accordance with Section 17.2) to the defaulting party, specifying the basis for such termination, and fixing the Termination Date which shall be a date following the date of such notice. If either party is terminating under Section 2.1 (a) above, in which the other party has failed


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          to cure a default,  such  written  notice shall allow ninety (90) days following the date of such notice for complete termination of Services
          unless  otherwise  specified  in  a  Schedule.   If  either  party  is
          terminating under Section 2.1 (b) above, no notice of default or cure period is required and such written notice will allow thirty (30) days following the date of such notice for complete termination of this Agreement.

     2.3 NO WAIVER OF DEFAULT. The failure of either party to exercise any right of termination hereunder shall not constitute a waiver of the rights granted herein with respect to any subsequent default.

     2.4 EXTENDED SERVICES. Any services that are provided to Customer after the expiration or termination of this Agreement, for which a written agreement has not been entered into by the parties, shall be provided by Aurum on a month-to-month basis subject to the terms and conditions of this Agreement at Aurum's then-current standard fees.

     2.5 LIQUIDATED DAMAGES. If this Agreement is terminated by Customer for any reason other
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     2.6  DATE FEES ARE PAYABLE.  All known fees described in this Section 2 are due and payable  prior to the earlier of (a) the  Termination  Date or
          (b) the release of any data in Aurum's possession to Customer. Any fees not known as of the date notice is given will be invoiced to Customer as they are incurred by Aurum. Furthermore, in addition to the fees described in this Section 2, Customer shall continue to make all payments due and payable to Aurum pursuant to this Agreement for any Services rendered through the Termination Date. The fees described
          in  this  Section  2  are  exclusive  of  any  fees   associated  with
          deconversion.

     2.7 RETURN OF AURUM DATA. Upon termination of the Agreement , Customer will, at its expense, promptly return to Aurum or destroy all copies of written or electronic materials, maintenance and policy manuals and other publications of Aurum relating to the Services being so terminated (collectively "Copies"). Customer will destroy all Copies contained on any hard drive or other fixed


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          medium of storage. Within sixty (60) days from the date of termination of the Agreement, an officer of Customer will certify in writing to Aurum that Customer has complied with all requirements of this Section.

     2.8 RETURN OF CUSTOMER DATA. Upon termination of the Agreement, and upon payment to Aurum of all monies due under the terms of this Agreement, Aurum will, at its expense, promptly return to Customer or destroy, at Customer's reasonable request and direction, all copies of Customer data in written or electronic form, including any copies contained on any hard drive or other fixed medium of storage. Within sixty (60) days from the date of termination of the Agreement, an officer of Aurum will certify in writing to Customer that Aurum has complied with all requirements of this Section.

     2.9 TERMINATION FOR CONVENIENCE BY CUSTOMER. Customer may terminate the Agreement for its convenience upon sixty (60) days prior written notice to Aurum, subject to the liquidated damages set forth in
          Section 2.5.

 3.      FEES AND EXPENSES

     3.1 FEES PAYABLE TO AURUM. The fees payable pursuant to this Agreement are set forth in the Schedule and/or Pricing Attachment, shall be paid in U.S. Dollars, and shall be due to Aurum within thirty (30) days of date of invoice, except as set forth in Section 2. Customer shall also pay to Aurum any pass-through costs, fees and charges imposed upon Aurum related to the Services provided hereunder. Aurum shall provide Customer with reasonable notice of any such pass through costs, fees and charges. All payments due to Aurum hereunder shall, unless otherwise indicated, be mailed to Aurum at the remittance address on the invoice. If mutually agreed between the parties, Customer may alternatively make all payments under this Agreement by wire transfer or ACH of immediately available U.S. funds to an account or accounts designated by Aurum. In the event that the due date of any payment is not a day upon which banks are open in the United States, then the due date of the payment shall be the next bank business day. Any amount not received by Aurum within fifteen (15) days after the payment due date shall be subject to interest on the balance overdue at a rate equal to the prime rate per annum, as published in the Wall Street Journal on the first Monday (or next bank business day) following the payment due date for the number of days from payment due date up to and including the date payment is actually received by Aurum. However, if any amount is not paid when due, Aurum may, upon sixty (60) days notice to Customer, suspend performance hereunder until payment is made, in addition to any other rights or remedies provided to Aurum by this Agreement or applicable law.

     3.2 DISPUTED CHARGES. Aurum shall prepare and submit invoices in a manner substantially similar to invoices previously provided to Customer. Should Customer in good faith dispute all or a portion of the amount due on any invoice or require any adjustment to an invoiced amount, Customer shall pay any undisputed portion and notify Aurum in writing of the nature and basis of the dispute and/or adjustment as soon as reasonably possible and prior to the payment due date. The parties shall use the dispute resolution procedures set forth in Section 16 of this Agreement to resolve the dispute and shall each use its reasonable efforts to resolve the dispute prior to the next payment due date. If it is ultimately determined that Customer is due a disputed amount previously paid by Customer, Aurum shall credit this amount, plus interest at the rate of one percent (1%) per month on Customer's next invoice following resolution of the dispute.

     3.3 MONETARY DEFAULT. Failure to pay any amount due under this Agreement within thirty (30) days of the date of invoice shall be deemed a monetary default ("Monetary Default"). In the event such Monetary Default is not cured within fifteen (15) days after written notice is provided to Customer from Aurum, then Aurum may suspend or cancel Customer's use of or access to the Services relating to the Monetary Default and may terminate this Agreement and pursue any and all other rights in law or equity that Aurum may have. In addition to the foregoing, in the event that two (2) monetary defaults occur within any six (6) month period, Aurum, at its sole discretion, may change the payment terms (including, but not limited to, requiring payment by wire, or requiring payment in advance of Aurum providing or delivering such Services).


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     3.4  ADJUSTMENT OF FEES. The recurring fees, as outlined in the Schedule(s)
          and/or Attachment(s) (non-pass through and non-one-time fees) shall be adjusted annually on the Adjustment Date. Fees shall be increased, but not decreased, by the percentage increase in the CPI-U for the month of December preceding the Adjustment Date over the CPI-U for the month of December in the immediately preceding year. If additional products and/or services are added to the Agreement, the fees for such additional products or services shall be adjusted on such Adjustment Date in accordance with this Section. In the event the CPI-U is unavailable in time to allow the adjustment to be made on the Adjustment Date, Customer shall continue to pay the then-current fees for the Services until the CPI-U is made public, at which time the adjustment shall be calculated retroactively to the Adjustment Date, and Customer shall immediately pay to Aurum any difference between the fees actually paid and adjusted fees. The adjustments shall be compounded and cumulative. In the event the CPI-U is discontinued or revised during the Initial Term or any Renewal Term, the parties shall agree to another governmental index or computation as a substitute for the CPI-U in order to obtain substantially the same result as if the CPI-U had not been discontinued or revised. Aurum shall provide reasonable notice to Customer of any increase in pass through costs, fees, and charges outside of Aurum's control. Customer shall have the option of exploring alternative solutions if it deems the increase to be unacceptable.

     3.5 PAYMENT OF ONE-TIME FEES. Except as may be specifically stated in a Schedule and/or Attachment or otherwise mutually agreed by the parties in writing, Customer shall pay all one-time fees in the following manner: *
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     3.6  PAYMENT OF RECURRING FEES. Aurum will commence  invoicing Customer for the recurring fees set forth in the Schedule and/or Attachment on the Commencement Date and Customer shall pay such fees as invoiced.

     3.7 TRAVEL AND EXPENSES. Customer shall reimburse Aurum for all reasonable travel and expenses related to the performance of any Services provided by Aurum that require Aurum personnel to travel, provided,
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     3.8  MERGERS AND ACQUISITIONS. At Customer's reasonable request, Aurum will provide  additional  licenses,  process  additional  data and  perform
          additional   Services   resulting   from  any   merger,   acquisition,
          affiliation or restructuring (regardless of form) involving Customer for fees to be mutually agreed upon prior to the time Customer begins using the Software or Services in the expanded environment.

4.   TAXES

     All charges and fees to be paid by Customer under this Agreement are exclusive of any applicable withholding, sales, use, value added, excise, services or other United States or foreign tax which may be assessed on the provision of the Services. In the event that a withholding, sales, use, value added, excise, services or other United States or foreign tax is assessed on the provision of any of the Services provided to Customer under this Agreement, Customer will pay directly, reimburse or indemnify Aurum for such taxes, as well as any applicable interest, penalties and other Aurum fees and expenses. The parties will cooperate with each other in determining the extent to which any tax is due and owing under the circumstances, and shall provide and make available to each other any resale certificates, information regarding out-of-state or country use of materials, services or sale, and other exemption certificates or information reasonably requested by either party. Customer shall not be liable for payment of any taxes based on Aurum's net income.

5.   FORCE MAJEURE

     Aurum shall not be liable for any loss, expense, error or delay, including but not limited to delays in processing of data or delivery of output or items to Customer, or any inability to provide Services hereunder, from any cause beyond its reasonable control and without its fault or negligence, including, but not limited to, acts of God, acts of civil or military authority, government regulations, government agencies, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes,


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     nuclear accidents, floods, power blackouts affecting facilities,  unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities, or acts or omissions of transportation common carriers or omissions of third parties (including but not limited to acts or omissions of any third party service provider or equipment vendor, messenger service or telephone carrier); *
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     event  lasts for a period of more than  thirty  (30) days,  the parties may negotiate an equitable modification to this Agreement with respect to the Services affected by the force majeure event or, at its option, Customer shall be entitled to serve thirty (30) days' written notice of termination to Aurum. If the force majeure event continues to affect performance of Services on the expiration of such thirty (30) day notice period, the portion of this Agreement relating to the affected Service shall, at Customer's option, terminate. The remaining portion of this Agreement that does not involve the affected Service shall continue in full force and effect. In such event Aurum shall be entitled to be paid for that portion of the affected Service that Aurum has completed or is in the process of completing through the Termination Date.

6.   LIMITATION OF LIABILITY

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     6.3  IN NO EVENT SHALL AURUM SHALL HAVE NO  LIABILITY,  EXPRESS OR IMPLIED,
          WHETHER  ARISING  UNDER  CONTRACT,  TORT OR  OTHERWISE  WHICH  RESULTS
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          INDIRECTLY  FROM  THE  INTERNAL  OPERATIONS  AND  PERFORMANCE  OF  ANY
          CUSTOMER-PROVIDED   SOFTWARE  OR  ANY   ENHANCEMENT,   DEVELOPMENT  OR
          MAINTENANCE THEREOF. This Section also limits the liability of any agent, employee or Affiliate of Aurum.

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7.   REPRESENTATIONS, WARRANTIES AND COVENANTS

     7.1 NO INTERFERENCE WITH CONTRACTUAL RELATIONSHIP. Each party warrants that, as of the date hereof, it is not subject to any contractual obligation that would prevent it from entering into this Agreement. Customer and Aurum each further warrant to the other that entering into this Agreement shall not cause or induce it to breach any of its other contractual obligations.

     7.2 COVENANT OF GOOD FAITH. Each of the parties agrees that, in its respective dealings with each other with respect to this Agreement, it shall act fairly and in good faith.

     7.3 AUTHORIZATION AND EFFECT. Each party represents and warrants to the other that the person signing this Agreement on behalf of the respective party has the requisite authority to do so, that both parties have been represented by counsel in their review of and prior to executing this Agreement and no further assurances are required for either party to be bound by the terms and conditions of this Agreement. Aurum represents and warrants that it has secured all permits, licenses, regulatory approvals and registrations required to render the Services contemplated herein. Each party represents and warrants that it is and will be in material compliance with all applicable state and federal laws and regulations in the United States applicable to the party and to which the Services are subject.

     7.4 CUSTOMER-PROVIDED SOFTWARE. If necessary for Aurum to perform its obligations under this Agreement, Customer represents and warrants to Aurum that any Customer-provided software shall conform in all material respects with its documentation and specifications.

     7.5 PROFESSIONAL AND WORKMANLIKE. Each party represents and warrants to the other that they shall perform their respective obligations under this Agreement in a professional and workmanlike manner. Aurum represents and warrants that it will use competent personnel having expertise suitable to their assignments, that the Services shall conform to or exceed the specifications set forth in this Agreement, the service level or performance standards required under this Agreement, as well as the standards generally observed in the financial services industry for similar services, and that the Services supplied hereunder shall be free of defects in workmanship, design and material.

     7.6  EXCLUSIVE  PROVIDER.  *
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     7.7  DISCLAIMER  OF  WARRANTIES.  EXCEPT AS  SPECIFICALLY  PROVIDED IN THIS
          AGREEMENT, AURUM MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THIRD PARTY SOFTWARE, PRODUCTS AND/OR SERVICES. CUSTOMER'S SOLE WARRANTY WITH RESPECT TO COMPUTER HARDWARE AND SOFTWARE SUPPLIED BY THIRD PARTIES AND USED BY AURUM IN PROVIDING THE SERVICES UNDER THIS AGREEMENT IS THE WARRANTY PROVIDED BY SUCH THIRD PARTY, IF ANY. AURUM SHALL PROVIDE CUSTOMER WITH A COPY OF ANY WARRANTY PROVIDED BY ANY SUCH THIRD PARTY UNLESS AURUM'S AGREEMENT, IF ANY, WITH SUCH THIRD PARTY PROHIBITS SAME. AURUM HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY WHATSOEVER ABOUT THE PERFORMANCE OR LEGAL OR REGULATORY COMPLIANCE, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY COMPUTER HARDWARE AND SOFTWARE SUPPLIED BY THIRD PARTIES. CUSTOMER ACKNOWLEDGES THAT AURUM HAS NO DUTY OR RESPONSIBILITY TO MODIFY ANY SUCH THIRD PARTY PRODUCT, EXCEPT TO THE EXTENT THAT THE VENDOR THEREOF HAS SUCH A DUTY OR RESPONSIBILITY TO MODIFY SUCH PRODUCT PURSUANT TO THE APPLICABLE AGREEMENT BETWEEN AURUM AND SUCH VENDOR. *
          *
          *
          *
          *
          *

          THE PARTIES ACKNOWLEDGE THAT AURUM HAS SET ITS PRICES AND ENTERED INTO THIS AGREEMENT IN RELIANCE UPON THE EXCLUSIONS AND LIMITATIONS OF
          LIABILITY SET FORTH IN THIS AGREEMENT AND THE DISCLAIMERS OF WARRANTIES SET FORTH HEREIN, AND THAT THE SAME FORM AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES. THE PARTIES AGREE THAT THE EXCLUSIONS AND LIMITATIONS OF LIABILITY AND DISCLAIMERS OF WARRANTIES SPECIFIED IN THIS AGREEMENT WILL SURVIVE AND SHALL APPLY EVEN IF FOUND TO HAVE FAILED OF THEIR ESSENTIAL PURPOSE.

8.   INDEMNIFICATION

     8.1 INFRINGEMENT OF AURUM SOFTWARE. Aurum shall defend, at its own expense, any claim or action brought by any third party against Customer or against its officers, directors, employees, Customer's Affiliates, or agents for actual or alleged infringement of any patent, copyright or other intellectual property right (including, but not limited to, misappropriation of trade secrets) based upon the Software, equipment, product or other aspect or component of the Services (collectively, "Products") furnished hereunder by Aurum to provide Services to Customer hereunder. Furthermore, Aurum shall indemnify and hold Customer and the Customer's Affiliates harmless from and against any and all liabilities, losses, costs, damages, and expenses (including reasonable attorneys' fees) associated with any such claim or action incurred by Customer and the Customer's Affiliates. Aurum shall have the sole right to conduct and control the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing between the parties hereto. Aurum shall give Customer, and Customer shall give Aurum, as appropriate, prompt written notice of any written threat, warning or notice of any such claim or action against Aurum or Customer, as appropriate, or any other user or any supplier of components of the Products, which could have an adverse impact on Customer's use of same, provided Aurum or Customer, as appropriate, knows of such claim or action. If, in any such suit so defended, all or any part of the Products (or any component thereof) is held to constitute an infringement or violation of any other party's intellectual property rights and is enjoined, or if in respect of any claim of infringement, Aurum shall take one or more of the following actions at no additional cost to Customer: (a) procure the right to continue the use of the same without material interruption for Customer; (b) replace or modify the Products with non-infringing Product or component thereof without adversely altering its function or performance in any material way; or (c) take back the infringing Product or component thereof and credit Customer with an amount equal to the license fee for such Product or component thereof paid by the Customer.

     8.2 INFRINGEMENT OF CUSTOMER-PROVIDED SOFTWARE. Customer shall defend, at its own expense, any claim or action brought by any third party against Aurum or against its officers, directors, employees, Aurum's Affiliates, or agents for actual or alleged infringement of any patent, copyright or other intellectual property right (including, but not limited to, misappropriation of trade secrets) based upon the Customer-provided software furnished hereunder by Customer, if any. Furthermore, Customer shall indemnify and hold Aurum and Aurum's Affiliates harmless from and against any and all liabilities, losses, costs, damages, and expenses (including reasonable attorneys' fees) associated with any such claim or action incurred by Aurum and Aurum's Affiliates. Customer shall have the sole right to conduct the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing between the parties hereto. Customer shall give Aurum, and Aurum shall give Customer, as appropriate, prompt written notice of any written threat, warning or notice of any such claim or action against Aurum or Customer, as appropriate, or any other user or any supplier of components of Customer-provided software covered hereunder, which could have an adverse impact on Aurum's use of same, provided Aurum or Customer, as appropriate, knows of such claim or action. If in any such suit so defended, all or any part of the Customer-provided software (or any component thereof) is held to constitute an infringement or violation of any other party's intellectual property rights and is enjoined, or if in respect of any claim of infringement, Customer shall take one or more of the following actions at no additional cost to Aurum: (a) procure the right to continue the use of the same without material interruption for Aurum; (b) replace or modify the Customer-provided Software with non-infringing software or component thereof without adversely altering its function or performance in any material way; or (c) relieve Aurum of its obligation to use such Customer-provided software to perform the applicable Services hereunder.

     8.3 GENERAL SERVICE INDEMNITY - AURUM. Aurum shall indemnify, defend, and hold harmless Customer, its Affiliates, representatives, successors, and permitted assigns from and against any and all claims made or threatened by any third party and all related losses, expenses, damages, costs, and liabilities, including reasonable attorneys' fees and expenses incurred in investigation or defense ("Damages"), to the extent such Damages arise out of or relate to the following: (a) any negligent act or omission of Aurum, its Affiliates, its representatives, or any subcontractor engaged by Aurum in the performance of Aurum's obligations under this Agreement; or (b) any material breach of a representation, warranty, covenant, or obligation contained in this Agreement.

     8.4 INDEMNITY - CUSTOMER. Customer shall indemnify, defend, and hold harmless Aurum, its Affiliates, representatives, successors, and permitted assigns from and against any and all Damages from claims made or threatened by any third party, to the extent such Damages arise out of or related to the following: (a) Aurum's performance in compliance with this Agreement; (b) any negligent act or omission of Customer, its Affiliates, its representatives, or agents, or (c) Customer's material breach of this Agreement. Notwithstanding any provision in the Agreement to the contrary, Customer's total liability for direct and/or indirect damages under this indemnity provision shall be limited to three (3) times all charges paid to Aurum by Customer under the applicable Schedule(s).

 9.      CONFIDENTIAL INFORMATION

     9.1 OWNERSHIP. All Customer Proprietary Information disclosed by Customer in connection with this Agreement is and shall remain the sole property of Customer. All Aurum Proprietary Information disclosed in connection with this Agreement is and shall remain the sole property of Aurum and shall include any modification, enhancement, interface, upgrade, or change, and all software, source code, blueprints, diagrams, flow charts, specifications, functional descriptions or training materials relating thereto.

     9.2 CONFIDENTIALITY OBLIGATION. All Confidential Information disclosed by Customer or Aurum to the other during the Initial Term or any Renewal Term shall be: (a) used solely for the purposes of administering and otherwise implementing the terms of this Agreement and (b) protected by the receiving party in accordance with the terms of this Section 9. For purposes of this Agreement, Aurum acknowledges that the Customer Proprietary Information is "Confidential Information" of Customer, and Customer acknowledges that the Aurum Proprietary Information is "Confidential Information" of Aurum. "Confidential Information" shall also include all "non-public personal information" as defined in Title V of the Gramm-Leach-Bliley Act (15 U.S.C. Section 6801, et seq.) and the implementing regulations thereunder (collectively, the "GLB Act"), as the same may be amended from time to time, that Aurum receives from or at the direction of Customer and that concerns any of Customer's "customers" and/or "consumers" (as defined in the GLB Act), and which Aurum shall hold at all times in strictest confidence.

     9.3 NONDISCLOSURE COVENANT. Except as set forth in this Section 9, the parties shall not disclose any Confidential Information of the other party in whole or in part, including derivations, to any third party, without the prior written consent of the other party, except that Aurum may disclose Customer's Confidential Information to Aurum's subcontractors and agents in order to carry out Aurum's responsibilities under this Agreement, provided that Aurum first executes a confidentiality agreement with each such subcontractor and/or agent. Confidential Information shall be held in confidence by the receiving party and its employees, contractors, subcontractors, and agents and shall be disclosed only to those of the receiving party's employees, contractors, subcontractors or agents who have a need to know it in connection with the administration and implementation of this Agreement. Under no circumstances shall Customer disclose the Software to, or use the Software on behalf of a competitor of Aurum. The rights and obligations of the parties hereto under this Section 9 shall survive any termination or expiration of this Agreement.

     9.4 EXCEPTIONS. The obligations of this Section 9 shall not apply to any Confidential Information which:

          (a) is or becomes publicly known through no wrongful act, fault or negligence of the receiving party;

          (b) was known by the receiving party prior to disclosure and the receiving party was not under a duty of nondisclosure;

          (c) was disclosed to the receiving party by a third party who was free of obligations of confidentiality to the party providing the information;

          (d)  is  approved  for  release  by  written   authorization   of  the
               disclosing party; and

          (e) is furnished to a third party by the disclosing party owning the Confidential Information without a similar restriction on the third party's rights.

          Notwithstanding anything to the contrary contained herein, either party may disclose Confidential Information of the other: (1) pursuant to a requirement or official request of a governmental agency, a court or administrative subpoena or order, or any applicable legislative or regulatory requirement; (2) in defense of any claim or cause of action asserted against such party or any of its Affiliates, officers, directors, employees or agents; (3) as otherwise permitted by the GLB Act; (4) as required by law or national stock exchange rule; or (5) as otherwise permitted under this Agreement.

     9.5  CONFIDENTIALITY OF THIS AGREEMENT; PROTECTIVE ARRANGEMENTS

          (a) The parties acknowledge that this Agreement contains confidential information that may be considered proprietary by one or both of the parties, and agree to limit distribution of this Agreement to those individuals with a need to know the contents of this Agreement. In no event may this Agreement be reproduced or copies shown to any third parties (exclusive of contractors, subcontractors and agents who have a need for it) without the prior written consent of the other party, except as may be necessary by reason of legal, accounting, tax or regulatory requirements, in which event Customer and Aurum shall exercise reasonable diligence in limiting such disclosure to the minimum necessary under the particular circumstances. Furthermore, the parties will seek commercial confidential status for this
               Agreement with any regulatory commission with which this Agreement must be filed, to the extent such a designation can be secured.

          (b) In addition, to the extent allowed by law, each party shall give notice to the other parties of any demands to disclose or provide Confidential Information received from the other or any
               third  party  under  lawful   process   prior  to  disclosing  or
               furnishing Confidential Information, and shall cooperate in seeking reasonable protective arrangements requested by the other party.

     9.6  SECURITY MEASURES.  *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *

          *
          *
          *
          *
          *
          *
          *
          *
          *

          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *

10.  AUDIT RECORDS

     10.1 CUSTOMER'S   AUDIT  RECORDS.   Customer   shall  be  responsible   for
          maintaining all necessary audit records required by law or any regulatory authority having jurisdiction over Customer.

     10.2 THIRD PARTY AUDIT RECORDS. Aurum shall provide to Customer at least annually a copy of an applicable audit report, which shall at least include a SAS70 Type II or AUP review.

     10.3 *

          (a)  *
               *
               *
               *
               *
               *
               *
               *
               *
               *

               *
               *
               *
               *
               *

          (b) Aurum will provide Customer and/or its applicable auditors with reasonable access to those Aurum facility's at which Aurum is providing the Services, Aurum personnel, Customer's existing data and work product and existing documentation reasonably related to such data and work product. Such access will be for the purpose of performing audits of Customer's business, to verify the integrity of data owned by Customer and/or to examine the systems that support and process that data, and to the extent applicable to the Services received by Customer, Aurum's software development practices and procedures, application and operating systems, general controls and security practices and procedures (including the Security Program) , disaster recovery and back-up procedures, and/or any other audit information necessary to enable Customer to satisfy applicable regulatory requirements.

          (c) Any audit or inspection requested by Customer and/or its designated representatives will be conducted without undue disruption to Aurum's business or operations. After the commencement of any Customer audit, Aurum will reserve the right without notice to cancel the Customer audit if the Customer and/or its designated representatives breach Aurum's Gramm-Leach-Bliley Act security, disaster recovery and/or privacy standards or intellectual property rights. Furthermore, Customer and/or its designated representatives will adhere to Aurum's disaster recovery standards and all other Aurum facilities standards, including, but not limited to smoking policies, firearms policies and/or alcohol policies.

          (d) ACCESS FOR REGULATORY EXAMINATIONS. Aurum shall cooperate and provide reasonable access to, and upon thirty (30) days advance written notice, submit to examination, supervision, and information requests by Customer's regulators, to the extent such requests are within Customer's regulators' legal and regulatory authority to examine service providers of Customer.


11.  REGULATORY COMPLIANCE

     During the Initial Term and any Renewal Term, Aurum shall maintain the Software and Services so that they will be in compliance with the applicable * federal banking data processing output requirements specified by the federal authorities applicable to Customer. *
     *
     *
     * Each party respectively shall be
     responsible for compliance with all applicable laws and governmental regulations related to themselves and their respective obligations under this Agreement.

12.  DISASTER RECOVERY

     In accordance with FFIEC business continuity regulations, Aurum has put in place a disaster recovery plan designed to minimize the risks associated with a disaster affecting Aurum's ability to provide the Services under this Agreement. * Aurum does not warrant that Services will be uninterrupted or error free in the event of a disaster; however, Aurum does warrant that it will promptly deploy the applicable elements of its disaster recovery plan in the event of a disaster or similar occurrence. Aurum shall maintain adequate backup procedures including storage of duplicate record files as necessary to reproduce Customer's records and data, as may be applicable. In the event of a service disruption due to reasons beyond Aurum's control, Aurum shall use commercially reasonable efforts to mitigate the effects of such an occurrence. Customer is responsible for adopting a disaster recovery plan relating to disasters affecting Customer's facilities and for securing business interruption insurance or other insurance necessary for Customer's protection. *
     *
     *
     *
     *
     *
     *
     *

13.  SUBCONTRACTING

     Customer agrees that Aurum may, in its sole discretion, subcontract all or any part of its obligations hereunder to one or more subcontractors;
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *

14.  INSURANCE

     *
     *

     *
     *

     *

            *
            *

            *
            *

            *
            *
            *

     *
          *
          *
          *

     *
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     *
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     *
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     *
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     *
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                                 Page 13 of 18

15.  FINANCIAL STATEMENTS

     As of the Effective Date, Aurum is an indirect wholly-owned subsidiary of a publicly traded company, Fidelity National Information Services, Inc.
     ("FIS"). As a publicly traded company, FIS discloses its financial information pursuant to United States securities laws and regulations. Aurum shall make available to Customer its financial statements prepared in the ordinary course of its business. In addition, Aurum shall notify Customer immediately in the event there is a material adverse change in its business or financial condition since the last submission of financial statements to Customer.

16.  DISPUTE RESOLUTION

     16.1 DISPUTE RESOLUTION PROCEDURES. In the event a dispute arises between Aurum and Customer arising out of or relating to the terms, conditions, performance, or any subject matter governed by this Agreement, such dispute shall be settled as set forth in this Section. Each party will promptly seek resolution of any dispute pursuant to this Section 16 as soon as the nature of such dispute is identified. In the event that a party initiates the dispute resolution procedures in accordance with this Section, then during such procedure any time periods providing for termination of the Agreement or curing any material breach under Section 2 shall be automatically suspended. Upon resolution of the dispute, the party required to make payment to the other shall also pay interest on that amount at a rate of one percent (1%) per month for each month the dispute has been pending.

     16.2 CLAIMS PROCEDURES. If any party shall have any dispute arising out of or relating to the terms and conditions of this Agreement, or any subject matter referred to in or governed by this Agreement, that party (through the Aurum Account Manager or the Customer Account Manager, as the case may be) shall provide written notification to the other party (through the Aurum Account Manager or the Customer Account Manager, as the case may be) in the form of a claim identifying the issue or amount disputed, if applicable, and including a detailed reason for the claim. The party against whom the claim is made shall respond in writing to the claim within twenty (20) days from the date of receipt of the claim document. The party filing the claim shall have an additional twenty (20) days after the receipt of the response to either accept the resolution offered by the other party or request implementation of the Escalation Procedures. Failure to meet the time limitations set forth in this Section shall automatically result in the implementation of the Escalation Procedures.

     16.3 ESCALATION PROCEDURES

          (a) Each of the parties will negotiate, in good faith, any claim or dispute that has not been satisfactorily resolved following the claim resolution procedures described in Section 16.2. To this end, each party will escalate any and all unresolved disputes or claims in accordance with Section 16.3(b) before taking further action.

          (b) If the negotiations conducted pursuant to Section 16.2 do not lead to resolution of the underlying dispute or claim to the satisfaction of the parties, then either party may notify the other in writing that it desires to escalate the dispute or claim to the individual executives on the other party's staffs who are responsible for operations for resolution ("Executives"). Upon receipt by the other party of such written notice, the dispute or claim shall be so escalated and the Executives shall negotiate in good faith and each use their reasonable efforts to resolve such dispute or claim. The location, format, frequency, duration and conclusion of these escalated discussions shall be left to the discretion of the Executives involved. Upon agreement, the
               Executives  may  utilize  other  alternative  dispute  resolution procedures to assist in the negotiations. Discussions and correspondence among the Executives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery and production, and shall not be admissible in subsequent proceedings between the parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in such subsequent proceeding.

     16.4 ARBITRATION PROCEDURES. In the event that a claim, controversy or dispute between the parties arising out of or relating to the terms and conditions of this Agreement, or any subject matter governed by this Agreement, which is subject to arbitration hereunder has not been resolved by use of the claims procedures described in Section 16.2 or the Escalation Procedures described in Section 16.3, either party may, within thirty (30) days after the Executives have met to address such claims, controversy or dispute, request binding arbitration of the issue in accordance with the following procedures:

          (a) Either party may request arbitration by giving the other party written notice to such effect, which notice shall describe, in reasonable detail, the nature of the dispute, controversy or claim. The Commercial Arbitration Rules and Mediation Procedures (Including Procedures for Large, Complex, Commercial Disputes) of the American Arbitration Association, 335 Madison Avenue, Floor 10, New York, NY 10017-4605 ("AAA") will govern any such arbitration.

          (b) Upon either party's request for arbitration, an arbitrator shall be selected by mutual agreement of the parties to hear the dispute in accordance with AAA rules. If the parties are unable to agree upon an arbitrator, then either party may request that the AAA select an arbitrator and such arbitrator shall hear the dispute in accordance with AAA rules. The arbitration shall be held in *, or in another mutually agreeable location.

          (c) Each of the parties shall bear its own fees, costs and expenses of the arbitration and its own legal expenses, attorneys' fees and costs of all experts and witnesses; notwithstanding same, the prevailing party at arbitration may request that its reasonable fees and costs be paid by the non-prevailing party. Unless the award provides otherwise, the parties will share equally the fees and expenses of the arbitration procedures, including the fees of the arbitrator(s).

          (d) Any award rendered pursuant to such arbitration shall be final, conclusive and binding upon the parties, and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

          (e)  *
               *
               *
               *
               *
               *
               *
               *
               *
               *
               *
               *
               *
               *
               *
               *
               *
               *
               *

     16.5 CLAIM  EXPIRATION.  *
          *
          *
          *
          *

17.  GENERAL

     17.1 INDEPENDENT CONTRACTOR. It is agreed that Aurum is an independent contractor and that:

          (a) CUSTOMER SUPERVISORY POWERS. Customer has no power to supervise, give direction or otherwise regulate Aurum's operations or its employees, provided, however that any Aurum employee or subcontractor on Customer's premises or having access to Customer's systems shall comply, at Customer's direction, with Customer's security and other policies.

          (b) EMPLOYEES. Each party shall be solely responsible for payment of compensation to its respective personnel and for any injury to them in the course of their employment. Each party shall assume full responsibility for payment of all federal, state, local and foreign taxes or contributions imposed or required under unemployment insurance, social security and income tax laws with respect to such persons.

          (c) RELATIONSHIP. The parties acknowledge that each party is engaged in a business which is independent from that of the other party and each party shall perform its obligations as an independent contractor. Neither party is an agent of the other party and has no authority to represent the other party as to any matters, except as authorized herein.

     17.2 NOTICES. All notices required by this Agreement shall be in writing; shall be sent by certified mail, return receipt requested or personally delivered to the other party at the address set forth below, or such other address as subsequently shall be given by either party to the other in writing; and shall be deemed effective upon personal delivery to the other party or three (3) days after mailing if mailed with sufficient postage and properly addressed.

          If to Aurum:                Aurum Technology Inc. D/B/A
                                      Fidelity Integrated Financial Solutions
                                      601 South Lake Destiny Road
                                      Maitland, Florida  32751
                               Attn.: President, Int egrated Financial Solutions

          With a copy to:             Aurum Technology Inc. D/B/A
                                      Fidelity Integrated Financial Solutions
                                      601 Riverside Avenue, 12th Floor
                                      Jacksonville, Florida 32204
                               Attn.: General Counsel


          If to Customer:             Bridge Bank, N.A.
                                      55 Almaden Boulevard
                                      San Jose, California  95113
                               Attn.: President

     17.3 HEADINGS AND CONSTRUCTION. The text headings used in this Agreement are for convenience only and shall not be used in construing the meaning, intent, or interpretation of the provisions hereof.

     17.4 SURVIVAL. Termination or expiration of this Agreement will not affect the rights or obligations of the parties that arose prior to, or that are expressly intended by their terms to continue beyond, any such termination or expiration, and such rights or obligations, and the dispute resolution procedures set forth in this Agreement will survive any such termination or expiration.

     17.5 ENTIRE AGREEMENT AND AMENDMENTS. This Agreement contains the entire agreement of the parties hereto and supersedes all prior oral and written agreements, statements and understandings between the parties concerning the subject matter hereof. No other agreement, statement or promise made by any party hereto or by any employee, officer, or agent of any party hereto that is not in writing and signed by the parties is binding. This Agreement may not be amended in any fashion except by written instrument, executed by the parties hereto, specifically providing for the amendment of this Agreement.

     17.6 SEVERABILITY. In the event that any one or more of the provisions contained in the Agreement shall for any reason be held to be invalid or unenforceable in any respect under law, such invalidity or
          unenforceability   shall  not  affect  any  other  provision  of  this
          Agreement,   but  this  Agreement   shall  be  construed  as  if  such
          provision(s) had never been contained herein, provided that the removal of such provision(s) does not materially alter the burdens or benefits of either of the parties under this agreement.

     17.7 THIRD PARTY BENEFICIARIES. The provisions of this Agreement are for the benefit of the parties and not for any other person. Should any third party institute proceedings against a party to this Agreement, this Agreement shall not provide any such person with any remedy, claim, liability, reimbursement, cause of action, or other right. Customer agrees that the Services are for the benefit of Customer only unless otherwise agreed in writing. Customer agrees not to resell or re-market the Services to any third party.

     17.8 EXECUTED  IN   COUNTERPARTS.   This   Agreement  may  be  executed  in
          counterparts, each of which shall be considered an original, but such counterparts shall together constitute but one and the same document.

     17.9 REMEDIES CUMULATIVE. Unless otherwise provided for under this Agreement, all rights of termination or cancellation, or other remedies set forth in this Agreement, are cumulative and are not intended to be exclusive of other remedies to which the injured party may be entitled by law or equity in the case of any breach or threatened breach by the other party of any provision of this Agreement. Use of one or more remedies shall not bar the use of any other remedy for the purpose of enforcing any provision of this Agreement.

     17.10 PUBLICITY; SERVICE MARKS, TRADEMARKS, NAMES AND LOGOS. The parties shall consult with each other in preparing any Press Release that mentions or implies a relationship or names the other party in any way. Neither party shall issue or cause the publication of any such Press Release without the prior written consent of the other party, except that nothing herein will prohibit either party from issuing or causing publication of any such Press Release to the extent that such action is required by applicable law or the rules of any national stock exchange applicable to such party or its Affiliates, in which case the party wishing to make such disclosure will, if practicable under the circumstances, notify the other party of the proposed time of issuance of such Press Release and consult with and allow the other party reasonable time to comment on such Press Release in advance of its issuance. Neither party may use a service mark, the name or logo of the other party or its Affiliates for promotion or any other purpose without such other party's prior written consent. Any request for such consent shall be in writing and shall include samples of, or designs for, the party's proposed use, which will conform to the graphic standards adopted from time-to-time by the other party or its Affiliates. Such use shall be in full compliance with such other terms and conditions specified by the other party.

     17.11 ASSIGNMENT. Neither this Agreement nor any rights, duties or obligations of either party may be assigned or delegated in whole or in part by either party, whether by operation of law or otherwise, without the prior written consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, either party may assign this Agreement, without the prior written consent of the other party, but with prior notice to the other party, to an Affiliate, or to a successor entity, including as a result of a merger, reorganization, sale of corporate assets, or other corporate changes. Except where otherwise expressly agreed upon in writing by the parties, no such assignment or delegation shall release either party from any of its obligations pursuant to this Agreement. Neither the terms of this Agreement nor any performance hereunder shall be construed to create any rights in any person other than the parties to this Agreement.

     17.12 GOVERNING LAW AND VENUE. The laws of the State of California govern this Agreement. Any action brought as a result, directly or indirectly, of this Agreement in accordance with Section 16.4 (e) shall be brought in a court of competent jurisdiction.

     17.13 ORDER OF  PRECEDENCE.  The  terms  and  conditions  set forth in this
          Agreement shall apply to all Schedules, Attachments, Exhibits, Professional Services Agreements (PSAs) and Statements of Work (SOWs) attached hereto. To the extent any of the provisions are found to be in conflict with other provisions in the Agreement, the order of precedence of the Agreement documents is as follows: the provisions of the Attachments shall take precedence respectively, followed by the Exhibits respectively, followed by each Schedule, then the Agreement's General Terms and Conditions, and then any applicable PSA or SOW respectively.

     17.14 NON-SOLICITATION OF EMPLOYEES. Neither Customer nor Aurum will solicit the services of or hire any employee of the other party during the Initial or any Renewal Term of this Agreement without first obtaining the written consent of the other party. Notwithstanding the foregoing, Customer and Aurum understand and agree that the following shall not constitute solicitation under this Section 17.14: (i) employment solicitations directed to the general public at large, including without limitation newspaper, radio, internet and television advertisements, and (ii) an employment solicitation directed by a party to an employee of the other party, and any related communications, that occurs after a communication regarding employment that was initiated by the employee.

     17.15 DISCONTINUATION OF AN AURUM SERVICE. If Aurum makes the determination to discontinue providing a Service to Customer, Aurum and Customer will mutually agree on the conversion of the existing data, provided, however, that Customer does not waive any of its rights or remedies with respect to Aurum's termination of the Service.

                                         AURUM TECHNOLOGY INC.
                            CORE DATA PROCESSING SERVICES SCHEDULE


INITIAL TERM
Five (5) years

RENEWAL TERM
Five (5) years

COMMENCEMENT DATE
The Commencement Date shall be the Effective Date as defined in the Signature Page for this Agreement.

This Schedule together with any attachments and/or exhibits hereto, the General Terms and Conditions to be signed concurrently ("General Terms"), and any written modifications thereto signed and agreed to by AURUM TECHNOLOGY INC. of Maitland, Florida ("Aurum"), an indirect wholly-owned subsidiary of a publicly traded company, Fidelity National Information Services, Inc., and BRIDGE BANK, N.A. of San Jose, California ("Customer") from time to time hereafter shall be referred to as the "Core Data Processing Agreement" or "Agreement". Except where specifically noted to the contrary, all times stated herein are based upon Customer's location as stated in this Agreement.

This Schedule supersedes and replaces any and all prior agreements between the parties and/or their affiliates, subsidiaries, predecessors, successors, or assigns for the same or similar services as those described in this Schedule, including but not limited to, that certain Agreement for Information Technology Services between Aurum and Bridge Bank of Silicon Valley N/K/A Bridge Bank, N.A. dated March 20, 2001.

1. DEFINITIONS. In addition to any other defined terms contained in the Agreement, the following terms will have the following meanings with regard to this Schedule:

     1.1 "Account Record(s)" shall mean an end-customer account (including, without limitation, any open or closed DDA/checking account, savings account, certificate of deposit account, general ledger or loan account) that is maintained on the Aurum System during the applicable month.

     1.2 "Business Day" shall mean each Monday through Friday that is not a holiday of Customer or a Federal Reserve Bank holiday where the Customer or Data Center is located.

     1.3 "Data Center" shall mean the space at one or more locations where Aurum performs the Services, excluding Customer locations.

     1.4 "Services" shall mean the core processing services and additional services set forth in this Schedule.

2. TERM. Unless otherwise terminated as provided for in the General Terms or as may be set forth herein, the term of this Agreement shall commence on the Commencement Date and shall expire at the end of the Initial Term set forth above. Thereafter, this Agreement will automatically renew for successive periods of the Renewal Term set forth above unless either party gives the other party written notice at least one hundred eighty (180) days prior to the expiration date of the Term then in effect that the Agreement will not be renewed beyond such Term. The Initial Term and the Renewal Terms are herein collectively referred to as "Term".

3. FEES. Customer agrees to pay the fees and charges for Services as outlined ATTACHMENT 1 DATED SEPTEMBER 28, 2006 ("Attachment 1") beginning on the Commencement Date and in accordance with the payment terms set forth in the General Terms. In addition, Customer is responsible for all third party fees, including but not limited to postage, processing supplies and courier expenses.

4.   AURUM RESPONSIBILITIES. Aurum will:

     4.1 Process Customer's data, in a secure manner consistent with the requirements of Section 9.6 of the General Terms, at the Data Center using Aurum's Premier Core Data Processing System and ancillary applications as deemed reasonably necessary by Aurum ("System" or collectively "Systems"). A summary description of the data processing tasks and procedures to be performed by Aurum is set forth in Exhibit 1 hereto;

     4.2 Maintain on-line mainframe host availability for use by Customer from 7:00 AM until 7:00 PM PST (Pacific Standard Time) each Monday through Friday that is a Business Day. The System will be updated each Business Day. The System will also be available for on-line use from 7:00 AM until 2:00 PM PST each Saturday that is not a holiday. The System will not be updated on non-business days, nor will on-line Services be available on Saturday or Sunday (non-Business Days), or on Federal Reserve Holidays, except those mutually agreed to in advance.

     4.3 Establish, modify or substitute from time to time any equipment, processing priorities, programs or procedures used in providing the Services that it reasonably deems necessary;

     4.4 Provide customer care support services via telephone to Customer from 5:00 AM to 5:30 PM PST each Business Day. Aurum shall provide Customer with an escalation contact list for after-hours calls and may provide after-hours critical care call support outside of these hours for additional charges;

     4.5 Provide technical specifications for installation of the necessary data circuits; subject to Customer's payment of all fees and charges related to the initial installation and ongoing expenses for such data circuits, including any additional drops or changes to the drop locations in the future; and

     4.6  Provide   reports  to  Customer  in  accordance   with  the  following
          timeframes:

          4.6.1 All daily, weekly and monthly application reports, including the daily General Ledger Report Command files and daily/weekly downloads from Selected Management Account Reporting Tool ("SMART") will be *
               *

          4.6.2 Critical month end report downloads from SMART will be available on the second Business Day following the end of the month. *
               *
               *
               *

          4.6.3 Critical quarter end report downloads from SMART will be available on the second Business Day following applicable quarter end. *
               *
               *

          4.6.4 Annual on-line report downloads will be provided to Customer as part of the Aurum end of year package.

5.   CUSTOMER RESPONSIBILITIES. Customer will:

     5.1 With respect to its conversion to the Services, if applicable, balance all general ledger and control accounts prior to and following conversion; perform maintenance on the general ledger; set-up of new, and maintenance of existing products;, design and create SMART reports; implement new bank policies and procedures where required; provide Aurum with a list of 24-hour contacts; ensure that Customer personnel are allocated the time required for training on the Services; communicate to Aurum changes that impact the Data Center; and ensure the accuracy and balancing of all transactions entered on-line;

     5.2 Ensure that all items, magnetic tapes, and other documents or media, which Aurum may reasonably require to perform Services, are in a format acceptable to Aurum and contain the data and information required by Aurum, including without limitation, the types of accounts offered by Customer to its customers and Customer's internal general ledger accounts;

     5.3 Cooperate with Aurum in the performance of Services and provide to Aurum such data and information, management decisions, regulatory interpretations and policy guidelines as Aurum reasonably requires;

     5.4 Comply with all operating instructions pertaining to the Services that are issued by Aurum from time to time;

     5.5 Implement procedures and safeguards necessary to protect the security and accuracy of the data and other input Customer provides to Aurum as part of the Services;

     5.6 Verify and audit all reports and output provided to Customer by Aurum. Customer will balance reports to verify information and will inspect and review all reports and other output (whether printed, microfiche or electronically transmitted) created from data provided by Customer to Aurum. *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *

     5.7 Obtain all Customer workstations, data communications equipment, servers, print facilities and other equipment necessary for Customer's use of the Services. To the extent any such equipment requires material changes, Aurum reserves the right to charge Customer for any validation testing Aurum deems reasonably necessary to verify the
          Customer's existing equipment, or equipment acquired from third parties, is compatible with the Services. Customer will maintain all equipment owned or leased by Customer in good working order in accordance with manufacturer's specifications, and in accordance with the standards and specifications required by Aurum such that Aurum can provide the Services herein, including providing adequate space for the installation of the circuit drop(s) necessary to connect Customer's terminals with the circuit lines that communicate with the Systems. Modems provided by Customer must be approved by Aurum to ensure compatibility with the Services; and

     5.8 With respect to Customer-owned and leased equipment, be responsible for the implementation of all patches, upgrades, enhancements, and any other safeguards necessary to protect the security and accuracy of the data and other input Customer provides to Aurum as part of the Services herein.

6. ADDITIONAL SERVICES. Customer shall have the option of adding additional services at Aurum's then-current standard rates. Any such additional services shall be set forth on the various Schedules, addenda and/or Attachment 1(s) executed concurrently with or after this Schedule and shall be made a part hereof.

SEE ADDENDUM TO CORE DATA PROCESSING SERVICES SCHEDULE DATED SEPTEMBER 13, 2006.

7. HOURLY RATES. In the event that Customer requires or desires professional services, including but not limited to project management, consulting for professional or technical support, systems programming and/or analysis, and training, Customer shall contract with Aurum for the desired professional services at Aurum's then-current standard hourly rates for such services on a time and materials basis. If Aurum and Customer determine that Aurum's assistance is required at Customer's location to resolve problems not resulting from Aurum's failure to perform, or Aurum spends time researching an issue at Customer's request that ultimately is determined to have been caused by Customer, Customer will pay Aurum in accordance with this Agreement, as well as all travel, lodging, and out-of-pocket expenses incurred by Aurum in connection with those Services.

8. PERFORMANCE STANDARDS. Commencing on the first day of the calendar month immediately following the Commencement Date, Aurum shall perform Services in a manner that meets or exceeds the performance standards set forth below.

     8.1 On-line Mainframe Host Availability. As for the timeframes set forth in Section 4.2, exclusive of preventative maintenance, *
          *
          *
          *
          Scheduled preventive maintenance will be at times designed to minimize or avoid disruption of Customer's operations and Customer will be notified of such schedule in advance. The percentages used hereunder shall be calculated by dividing the number of hours that such on-line up-time was achieved by the number of hours scheduled to be available.

     8.2  Standard Reports  Distribution.  *
          *
          *
          *
          *
          *
          *
          *
          *

     8.3  Critical Third Party Pull-files. *
          *
          *
          *

     8.4  Critical  SMART  Reports.  *
          *
          *
          *
          *
          *
          *

     8.5  PRIME Extracts. *
          *
          *
          *
          *

     8.6  Premier  Navigator.  *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *

     8.7  Aurum shall post the daily ACH by 8:30 AM PST.  *
          *

     8.8 Exclusions from Performance Threshold Measure. Measurement of Aurum's actual performance under any performance standard will exclude a commercially reasonable amount of pre-scheduled downtime, scheduled at times designed to minimize or avoid disruptions of Customer's operations. Pre-scheduled downtime includes, but is not limited to, regular preventive maintenance, servicing of hardware, hardware upgrades and software upgrades. Measurement of Aurum's actual performance under any performance standard will also exclude: (a) any matter beyond Aurum's reasonable control, *
          *
          * (b) Customer's
          or its third-party providers' failure to materially perform its obligations under this Agreement; (c) special production jobs, testing procedures or other services which are given priority at the request of Customer; (d) failure of the data communications carrier lines between Customer and Aurum, *
          * (e) on-line  unavailability
          because of problems or failures with Customer's local or wide area network; (f) unavailability of Customer's systems; g) system, software or network unavailability due to maintenance, installation, upgrade or replacement of equipment or software performed by Aurum or by a third party to the extent such unavailability occurred during a scheduled maintenance window, as described herein, or other times as agreed upon in advance by Customer; h) temporary exclusions for performance standards requested by Aurum and approved by Customer to implement a major change in applications, environments, conversions or software;
          i) problems resulting from actions or inactions of Customer contrary to Aurum's reasonable recommendations during the time period where Customer's actions or inactions may have an adverse effect on Aurum's ability to meet a performance standard(for example, if Aurum recommends and Customer declines to upgrade Customer-provided equipment to accommodate increased Customer network traffic, etc.); and j) any non-routine transactions or services (including but not limited to acquisitions and conversions) requested by Customer and excluded by mutual written agreement of Aurum and Customer.

     8.9  Failure to Meet  Performance  Standards.  *
          *
          *
          *
          *
          *
          *
          *
          *

          *
          *
          *

9.   PERFORMANCE PENALTIES AND INCENTIVES.

     (a)  In addition to the remedies set forth in Section 8.9 above,  *
          *
          *
          *
          *

     (b)  *
          *
          *
          *
          *
          *
          *
          *
          *

     (c)  *
          *
          *
          *
          *

                              AURUM TECHNOLOGY INC.
                     CORE DATA PROCESSING SERVICES SCHEDULE

                                    EXHIBIT 1

Beginning on the Commencement Date, Aurum will operate the below modules at the Data Center, and accept data and other input from Customer. Aurum will make daily, monthly, and other reports and output, including specially requested reports, available to Customer at the Data Center for delivery or transmit them to Customer, subject to Customer's timely delivery or transmission of data and other input to the Data Center for processing. Aurum will provide the Services in accordance with Exhibit 1 provided to Customer by Aurum upon commencement of the Services, which may be updated by Aurum from time to time. Aurum will not be responsible for the loss of any input or output during transit.

Effective on the Commencement Date, Aurum shall provide the following modules for Customer in a service bureau environment:

     (a)  Base System


                                                       Product     Product
          Product Name                                 Vendor      Code

          Central Information File                     ITI         CIS
          Demand Deposit Accounting System             ITI         DDA
          Savings Accounting System                    ITI         SAV
          Certificate of Deposit Accounting System     ITI         COD
          Loan Accounting System                       ITI         LAS
          General Ledger Accounting System             ITI         FMS
          Item Entry System                            ITI         IES
          Accounts Payable System                      ITI         APS
          Asset Liability Management Module            ITI         ALM
          ATM File Transfer Module                     ITI         AFT
          Automated Credit Reporting System            ITI         CRM
          Bond Accounting System                       ITI         BAS
          Bulk Filing Module                           ITI         BFM
          Check Reconciliation System                  ITI         CRS
          Data Communications File Transfer Module     ITI         DFT
          Express Exception Item System                ITI         EIM
          Fixed Assets System                          ITI         FAS
          Paperless Item Module (ACH)                  ITI         PIM
          Retirement Account Reporting System          ITI         RRM
          Security Control Module                      ITI         SCM
          Premier Navigator                            ITI         NAV
          Delinquent Child Support - All               ITI         DCS
          Transaction Management System                ITI         TMS

                                   ADDENDUM TO
                             AURUM TECHNOLOGY INC.
                    INFORMATION TECHNOLOGY SERVICES AGREEMENT
                     CORE DATA PROCESSING SERVICES SCHEDULE

The following provisions of this Addendum are incorporated into the Core Data Processing Services Schedule ("Agreement") and expressly supersede such terms and conditions to the extent they are inconsistent with them.

1. All references herein to Pricing Attachment shall mean that certain ATTACHMENT 1 DATED SEPTEMBER 28, 2006 ("Attachment 1").

2. Section 6 (Additional Services) is hereby amended to reflect Customer's election to purchase the Services described below, which shall also be added to the modules listed in Exhibit 1 of the Agreement. Aurum will provide such Additional Services in accordance with this Addendum and the Agreement and such services will be deemed Additional Services under the Agreement for all purposes. In addition to the terms set forth herein or in the Agreement for these Additional Services, the parties expressly agree that the provisions of Sections 8.8., 8.9 and Section 9 of the Agreement will also apply to the performance standards in this Addendum.

1.   QUP CONNECT3

     1.1 ADDITIONAL SERVICES. Aurum will provide to Customer, as Additional Services, QUp Connect3 Interface for Internet Banking ("QUp Connect3") to include (i) real time access to accountholder information; (ii) creating an extract file after each production update; and (iii) transferring the extracted information to the QUp Internet server via the QUp provided circuit. The Additional Services shall be processed in the on-line mainframe and daily update job streams.

     1.2 PAYMENTS TO AURUM. In consideration for the provision by Aurum of the Additional Services set forth above, Customer will pay Aurum the amounts set forth in Attachment 1 attached hereto. Charges for such services will be due and payable in accordance with the terms of this Addendum and the Agreement as follows: (i) one time installation or setup charges will be invoiced in conjunction with the signing of the Agreement; and (ii) monthly charges will commence upon completion of the installation, but not later than 120 days from commencement of the installation project. The monthly service fee for the QUp Connect3 Service is based on the number of Account Records maintained on the System during each month. Monthly service fees will not be prorated for a partial month. Such monthly fees are subject to adjustment annually pursuant to the terms of the Agreement.

     1.3  CUSTOMER  RESPONSIBILITIES.  Customer  will be  responsible  for:  (i)
          establishing a relationship  with QUp for Internet  banking  services;
          (ii) assisting with all security and product specifications necessary for the implementation, testing and certification of the QUp Connect3 service; (iii) execution, review and acceptance of test information;
          (iv) all Customer's customer: (a) setup and maintenance; (b) instructions and training; (c), communications and marketing materials; (d) support and problem resolution, relating to its Internet banking service; and (v) ensuring agreements with Internet banking service providers follow statutory guidelines regarding safeguarding Customer's customer information.

     1.4  PERFORMANCE   STANDARDS.   *
          *
          *
          *
          *
          *

          *
          *

2.   COINS

     2.1 ADDITIONAL SERVICES - COINS. Aurum will provide to Customer, as Additional Services, the Aurum Service Bureau Computer Output Information Server (COINS), including: (i) delivery of the Customer's reports and forms from the host programs (Customer Information) to COINS; (ii) installation of, or assistance with installation of, appropriate Client Access software (Client Access software means the COINS PC software application supplied by Aurum to be utilized by Customer in connection with this Additional Service - see Section 2.2) as agreed upon; (iii) initial training on access and use of COINS;
          (iv) Customer User Access and security set up as agreed upon (User Access will mean a single User and session for an individual authorized by the bank to access archived information); (v) a copy of the previous month's archived data on standard storage media; and (vi)
          *
          *

     2.2  COINS Access Methods:

          i) DESKTOP ACCESS CLIENT. WinCOINS is an easy to use Windows based document viewer client interface that provides access to COINS archive server data (stored documents). Using WinCOINS any user can display, search, print, etc., stored documents in a COINS archive system. Printing is automatically formatted and controlled by the application with minimal end user intervention. WinCOINS software and installation assistance supplied by Aurum.

          ii) WEB ACCESS CLIENT. WebCOINS is an easy-to-use document viewer that provides access to COINS archive server data (stored documents) over the Intranet. By using a common web browser such as Internet Explorer or Netscape Navigator, one can display, search, print, etc., stored documents in a COINS archive system with no proprietary plug-ins or database connections required by the end user. WebCOINS link and routing assistance supplied by Aurum.

          iii) ESP+DESKTOP ACCESS CLIENT. ESP+desktop is a Windows-based document viewer client interface that provides access to COINS archive server data (stored documents). ESP+desktop allows display, search, print, etc., to the COINS archive system and simultaneous access to multiple document groups, such as reports, statements and notices. ESP+software and installation assistance supplied by Aurum.

     2.3 CUSTOMER RESPONSIBILITIES. Customer will: (i) provide all hardware/software necessary to meet minimum workstation requirements for Client Access software; (ii) provide Aurum with initial and ongoing COINS Customer User access set up information; (iii) assist with the installation of COINS Client Access software; (iv) identify employees of Customer to initially be trained on the use of the Client Access software; (v) assist with validation testing during the installation of COINS; and (vi) inspect and review all Customer Information archived to COINS and will reject all incorrect Customer
          Information (a) within 2 Business Days after archive of Customer Information (b) within five (5) Business Days after archive of annual, quarterly or monthly archive of Customer Information and (c) within three (3) Business Days after archive of all other reports or forms.

          Without Aurum prior written consent, Customer will not: (i) sell, assign, lease, transfer, or disclose to any third party the Client Access software; (ii) use the Client Access software for the commercial benefit of any third party; (iii) copy or reproduce the Client Access software other than for backup purposes as provided herein; or (iv) reverse assemble, reverse compile, or otherwise recreate the Client Access software and will limit use of software to the actual number of Users created by Aurum. Customer may transfer its use of the Client Access software to a backup or replacement system on a temporary or permanent basis provided Customer gives prior written notice to Aurum and Aurum provides written approval of same, and discontinues use of the Client Access software on the applicable Client Access software equipment.

     2.4 PAYMENTS TO AURUM. In consideration for Aurum's provision of the additional services set forth above, Customer will pay Aurum the amounts set forth in Attachment 1 attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement and of this Addendum as follows: (i) installation or set-up charges are due from Customer upon Customer's execution of the Agreement; (ii) monthly charges will commence the month following completion of the installation and initial extract, but no later than 120 days from commencement of the installation project. Such monthly fees are subject to adjustment annually pursuant to the terms of the Agreement.

     2.5  PERFORMANCE STANDARDS. *
          *
          *
          *
          *
          *
          *
          *
          *

3.   HARLAND LASER PRO

     3.1 ADDITIONAL SERVICES - HARLAND LASER PRO. Aurum will provide to Customer, as Additional Services, the Platform Transfer Module Interface for Harland LaserPro. The Additional Services will provide a direct interface between the Harland Laser Pro and Services as described in the Agreement. The Additional Services shall be processed in the on-line mainframe and daily update job streams.

     3.2 PAYMENTS TO AURUM. In consideration for Aurum's provision of the Additional Services set forth above, Customer will pay Aurum the amounts set forth in Attachment 1 attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement and of this Addendum as follows: (i) installation or set-up charges are due from Customer upon Customer's execution of the Agreement; (ii) monthly charges will commence the month following completion of the installation and initial extract, but no later than 120 days from commencement of the installation project. Such monthly fees are subject to adjustment annually pursuant to the terms of the Agreement.

     3.3 CUSTOMER RESPONSIBILITIES. Customer will (i) assist with the development and entry of necessary ITI Platform Transfer module and security specifications; (ii) assist with all testing and validation of the Platform Transfer module interface during implementation; (iii) review and print reports via Customer's COLD Report Storage system as needed; and (iv) purchase, install, and test Platform software from third party vendor including all necessary connectivity software.

     3.4  PERFORMANCE   STANDARDS.   *
          *
          *

4.   OFFICE OF FOREIGN ASSETS CONTROL (OFAC)

     4.1 ADDITIONAL SERVICES. As additional services, Aurum will install at the Aurum Data Center the Information Technology, Inc., (ITI) Office of Foreign Assets Control (OFAC) Reporting Module and all related extract and comparison programs and reports. The Additional Services shall be processed in the on-line mainframe and nightly processing job streams. Aurum will: (i) compare Customer's Central Information System (CIS) database to the OFAC Specially Designated Nationals (SDN) list as directed by Customer and scheduled monthly ("Run Frequency"); (ii) compare company and individual names included in the Customer's ACH header records and transaction records of the Paperless Item Module
          (PIM) ACH endpoint files to the SDN List as part of Customer's nightly update; and (iii) compare Bill Payment Module (BPM) vendor names to the SDN list as part of Customer's nightly update. The SDN list will be maintained by Aurum and updates to the SDN list will be made available for Customer inquiry by 8 am PST on the next Business Day following the day such update is made available to Aurum.

     4.2 PAYMENTS TO AURUM. In consideration for Aurum's provision of the additional services set forth above, Customer will pay Aurum the amounts set forth in Attachment 1 attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement and of this Addendum as follows: (i) installation or set-up charges are due from Customer upon Customer's execution of the Agreement; (ii) monthly charges will commence the month following completion of the installation and initial extract, but no later than 120 days from commencement of the installation project. Such monthly fees are subject to adjustment annually pursuant to the terms of the Agreement. The monthly service fee for Premier OFAC services is based on the number of Account Records maintained on the System during each month. Monthly service fees will not be prorated for a partial month.

     4.3 CUSTOMER RESPONSIBILITIES. Customer will be responsible for (i) reviewing ORM Reports and taking any required action; (ii) receiving and formatting extract file (if requested); and (iii) performing maintenance to CIS records in order to be excluded from future reporting if deemed necessary.

     4.4  PERFORMANCE   STANDARDS.   *
          *
          *
          *
          *
          *
          *

5.   PRIME DATA WAREHOUSE AND AD HOC REPORTING MODULE

     5.1 ADDITIONAL SERVICES. Aurum will provide to Customer, as additional services, the Information Technology, Inc. (ITI) Prime Data Warehouse and Ad Hoc Reporting Module ("Prime"), including: Prime Daily Extract per Application Extracts (templates) as requested and scheduled (Exhibit A). *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *

          *
          *

     5.2 PAYMENTS TO AURUM. In consideration for the provision by Aurum of the additional services set forth above, Customer will pay Aurum the amounts set forth in Attachment 1 attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement and of this Addendum as follows: (i) installation or set-up charges will be invoiced in conjunction with signing of the Agreement; and (ii) monthly charges will commence upon completion of the installation, but no later than 120 days from commencement of the installation project. Customer may expand the additional services provided hereunder, such as adding additional users or licenses, upon request. Such expanded additional services shall be subject to the availability of the additional services and pricing current as of the date of such request. Such monthly fees are subject to adjustment annually pursuant to the terms of the Agreement.

     5.3 CUSTOMER RESPONSIBILITIES. Customer will (i) provide all hardware/software necessary to meet ITI minimum requirements for Prime workstations and for host connectivity; (ii) identify Customer personnel to be trained for Prime who are thoroughly familiar with Microsoft Windows features and the ITI applications; and (iii) license Premier View point software.

     5.4  PERFORMANCE   STANDARDS.   *
          *
          *
          *
          *

                PRIME DATA WAREHOUSE AND AD HOC REPORTING MODULE

                                    EXHIBIT A
                                 PRIME EXTRACT


STANDARD DAILY PRIME FILES
6 APPLICATIONS - 25 FILES

Central Information System
     CIS Master File
     CIS Addenda File
     Flex Data

Demand Deposit Account
     DDA Master File
     DDA Transaction Overflow
     DDA Loan Master File
     DDA Addenda File
     DDA Tran Description File
     DDA Analysis History File

Financial Management System
     FMS Account Master File
     FMS Transaction File
     FMS Transaction Description File

Savings Accounting System
     SAV Master File
     SAV Transaction Overflow
     SAV Addenda File
     SAV Tran Description File

Certificate of Deposit System
     COD Master File
     COD Transaction Overflow
     COD Addenda File
     COD Tran Description File

Loan Accounting System
     LAS Line Master File
     LAS Note Master File
     LAS Addenda File
     LAS Note Transaction File
     Student Loan Master File

                                    EXHIBIT A
                                 PRIME EXTRACT


STANDARD WEEKLY PRIME FILES
10 APPLICATIONS - 37 FILES

Central Information System                     Bill Payment Module
     CIS Master File                                BPM Master File
     CIS Addenda File                               BPM Transaction File
     Flex Data                                      BPM Checkfree Customer File

Demand Deposit Account
     DDA Master File                           Accounts Payable System
     DDA Transaction Overflow                       APS Invoice Master File
     DDA Loan Master File                           APS Vendor File
     DDA Addenda File                               APS Invoice Expense File
     DDA Tran Description File                      APS History File
     DDA Analysis History File

Financial Management System                    Check Reconciliation System
     FMS Account Master File                        CRS Client Master File
     FMS Transaction File                           CRS Check Master File
     FMS Transaction Description File

Savings Accounting System                      Retirement Reporting Module
     SAV Master File                                RRM Customer File
     SAV Transaction Overflow                       RRM Plan File
     SAV Addenda File                               RRM Account File
     SAV Tran Description File

Certificate of Deposit System
     COD Master File
     COD Transaction Overflow
     COD Addenda File
     COD Tran Description File

Loan Accounting System
     LAS Line Master File
     LAS Note Master File
     LAS Addenda File
     LAS Note Transaction File
     Student Loan Master File

                                    EXHIBIT A
                                 PRIME EXTRACT


MONTH END PRIME FILES
20 APPLICATIONS - 56 FILES


Central Information System                 On-Line Loan Collection
     CIS Master File                            OLC Collector File
     CIS Addenda File                           OLC Master File
     Flex Data                                  OLC Transaction Addenda File
                                                OLC Description Addenda File

Demand Deposit Account
     DDA Master File                       Bill Payment Module
     DDA Transaction Overflow                   BPM Master File
     DDA Loan Master File                       BPM Transaction File
     DDA Addenda File                           BPM Checkfree Customer File
     DDA Tran Description File
     DDA Analysis History File             Financial Management System
                                                FMS Account Master File
Savings Accounting System                       FMS Transaction File
     SAV Master File                            FMS Transaction Description File
     SAV Transaction Overflow
     SAV Addenda File                      Accounts Payable System
     SAV Tran Description File                  APS Invoice Master File
                                                APS Vendor File
Certificate of Deposit System                   APS Invoice Expense File
     COD Master File                            APS History File
     COD Transaction Overflow
     COD Addenda File                      Bond Accounting System
     COD Tran Description File                  BAS Account Master File
                                                BAS Source File
Loan Accounting System                          BAS Transaction File
     LAS Line Master File
     LAS Note Master File                  Check Reconciliation System
     LAS Addenda File                           CRS Client Master File
     LAS Note Transaction File                  CRS Check Master File
     Student Loan Master File
                                           Connect3 Electronic Banking
Debit Card Module                              Connect3 Transaction History File
     Debit Card Master File                    Connect3 Caller Record

                                           Fixed Asset System
Safe Deposit Box System                         FAS Master File
     SDB Master File
                                           Stockholder Accounting System
Retirement Reporting Module                     SHS Master File
     RRM Customer File                          SHS Certificate Overflow File
     RRM Plan File                              SHS Plan Overflow File
     RRM Account File

ATM Processing System                      Teller Terminal Processing System
     ATM Customer Summary File                  TTM History File
     ATM Transaction Summary File
                                           Item Entry System
                                                Stop Payments

6.   BANKSERV INTERFACE

     6.1 ADDITIONAL SERVICES - BANKSERV INTERFACE. In connection with Aurum's provision of the additional services to Customer Aurum will install at the Aurum Data Center the Information Technology, Inc, (ITI) BankServ Interface to Connect3 ("BankServ Interface") including all host-related programs, reports and notices. The Additional Services will provide a direct interface between the BankServ GFX wire processing system and Services as described in the Agreement. The Additional Services shall be processed in the on-line mainframe and daily update job streams.

     6.2 PAYMENTS TO AURUM. In consideration for the provision by Aurum of the additional services set forth above, Customer will pay Aurum the amounts set forth in Attachment 1 attached hereto. Charges for such services will be due and payable in accordance with the terms of this Addendum and the Agreement as follows: (i) one time installation or set-up charges will be invoiced in conjunction with the signing of the Agreement; and (ii) monthly charges will commence upon completion of the installation, but not later than 120 days from commencement of the installation project. Such monthly fees are subject to adjustment annually pursuant to the terms of the Agreement.

     6.3 CUSTOMER RESPONSIBILITIES. Customer will be responsible for: (i) contracting with BankServ for the BankServ GFX system; (ii) all hardware and software required to connect its BankServ system to the Aurum host; (iii); review of all related reports and information; and
          (iv) assisting with all security specifications necessary for the implementation and testing of BankServ Interface.

     6.4  PERFORMANCE   STANDARDS.   *
          *
          *


                                   BRIDGE BANK
                                  SAN JOSE, CA
                               SEPTEMBER 28, 2006

                                  ATTACHMENT 1

                                                       ONE-TIME FEES
                                                                   LICENSE
                                                 IMPLEMENTATION     FEES
                                                AND PROFESSIONAL   HARDWARE   MONTHLY
DESCRIPTION                                         SERVICES       SOFTWARE    FEES



CORE / OPTIONAL PROCESSING SERVICES
      Account Processing                        $              -              $     *
      Standard Core Services                    $              *              $     *
      Financial & Accounting Services           $              -              $     *
      Lending Automation Services               $              -              $     *
      Document Management Services              $              -   $      -   $     *
      Business Intelligence Services            $              -   $      -   $     *
                                                ________________   ________   _______
               TOTAL CORE PROCESSING SERVICES   $              *   $      -   $     *
                                                ________________   ________   _______

eBUSINESS SERVICES
      Internet Banking                          $              -   $      -   $     *
                                                ________________   ________   _______
               TOTAL EBUSINESS SOLUTIONS        $              -   $      -   $     *
                                                ________________   ________   _______


                                                ________________   ________   _______
TOTAL ALL SERVICES                              $              *   $      -   $     *
                                                ________________   ________   _______

 60   Month Term Assumed


PRICING VALID FOR 90 DAYS


                                   BRIDGE BANK
                                  SAN JOSE, CA
                               SEPTEMBER 28, 2006

                             CORE ACCOUNT PROCESSING


CORE APPLICATION                           VOLUME     UNIT FEE     MONTHLY FEE

DDA Account                                 5,859     $      *     $         *
Savings Accounts                              128     $      *     $         *
Certificates of Deposit & Retirements         562     $      *     $         *
Loan Accounts                               1,465     $      *     $         *
General Ledger Accounts                         -            *               *
Closed Accounts                                 -     $      *     $         -
     TOTAL CUSTOMER ACCOUNTS                8,014

CORE APPLICATION PROCESSING FEE                                    $         *

                          # of Accounts         *            *
          Next Two Price Tiers Will Be:    $    *     $      *




                           CORE APPLICATION PROCESSING
              SERVICES INCLUDED IN PER ACCOUNT AND RELATED OPTIONS


                                                                  Implementation
                                                                  and Professional     Monthly
*Sel     Description                      Unit Fee     Volume     Services             Fees        Additional Information

   *     *                                                                       *           *
   *     *                                                                                   *
   *     *                                                                                   *
   *     *                                                                       *           *                          *
                                                                                                                        *
   *     *                                       *          *                    *           *                          *
   *     *                                       *          *                    *           *                          *
   *     *                                       *          *                    *           *                          *
   *     *                                       *          *                                *                          *

   *     *                                                  *                    *           *                          *
   *     *                                                                       *           *                          *
   *     *                                                                       *           *
   *     *                                                                                   *
   *     *                                                                                   *
   *     *                                                                                   *
   *     *                                                                       *           *

   *     *                                                                                                              *
   *     *                                                  *                                                           *
   *     *                                                                       *           *
   *     *                                       *          *                    *           *                          *

   *     *                                                                       *           *

   *     *                                                                                   *

   *     Annual SAS 70 Report                                                                *

         *                                                                                   *

         *                                                  *                    *           *

         *
         Other Misc. Transmissions               *
         Magnetic Tapes                          *
         Premier Application Download            *
         Specification Changes                   *
         Audit Conformation Setup                *
         Audit Confirmation Printing             *
         *                                       *          *                    *
         *                                       *
         *                                       *          *
         *                                       *          *                    *
         *                                       *          *
         *
         1098/1099 Notice Printing               *
         Tax Notice Printing                     *
         Checking Printing                       *
         *                                       *
         *                                       *

         *
         *                                       *          *
         *                                       *          *

         *

**At the then prevailing Fidelity IFS rates.




                                   BRIDGE BANK
                                  SAN JOSE, CA
                               SEPTEMBER 28, 2006

                         FINANCIAL & ACCOUNTING SERVICES


                                                      One-Time Fees

                                             Implementation      License Fees
                         Unit               and Professional       Hardware       Monthly     Additional
*Sel     Description     Fee     Volume         Services           Software        Fees       Information

INCL Accounts Payable                               Included                     Included
*                                                          *                            *                *
*                                                          *                            *
*                                      *                   *                *           *

     *                                 *                   *                *           *




                                   BRIDGE BANK
                                  SAN JOSE, CA
                               SEPTEMBER 28, 2006

                           LENDING AUTOMATION SERVICES


                                                     One-Time Fees

                                           Implementation       License Fees
                                           and Professional     Hardware         Monthly     Additional
*Sel     Description                       Services             Software         Fees        Information

   Y                *                                     *                *           *               *

TOTAL LENDING AUTOMATION SERVICES FEES     $              -                      $     -





                          *
                          *
                          *

                          *



                                                                                  One-Time Fees

                                                                         Implementation     License Fees
                                                     Unit               and Professional    Hardware              *            *
*Sel     Description                                 Fee     Volume         Services        Software              *            *

   Y     WINCOINS - COLD - SERVICE BUREAU                               $              -                     $     *
   Y     Deliver - Report File Transfer Software                                                             $     *
   Y     *                                              *     8,014                                          $     *

   Y     *                                           $  *         *                         $         -      $     *           *
   *     *                                           *  *         *                                          *     *

              TOTAL DOCUMENT MANAGEMENT SERVICES FEES                   $              -    *         *      *     *





                                   BRIDGE BANK
                                  SAN JOSE, CA
                               SEPTEMBER 28, 2006

                         BUSINESS INTELLIGENCE SERVICES


                                                                 Implementation      License Fees
                                             Unit               and Professional       Hardware       Monthly     Additional
*Sel     Description                         Fee     Volume         Services           Software        Fees       Information

                                                                                                                  *
         Prime - Premier Data Warehouse                                                                           *
   Y     (Shared Fidelity Server)                               $              -                      $     *     *
                                                                                                                  *
   *     *                                                                     *                      *      *    *
                                                                                                                  *
   *     *                                                                     *                      *      *    *
   *     *                                   *       *          *              *              *       *      *    *
         1st File Retention Template in      *
         each category @ no charge           *       *          *              *              *       *      *    *

   *     *                                   *       *          *              *                      *      *    *
                                                                                                                  *
                                                                                                                  *
   *     *                                   *       *          *              *              *       *      *    *

              *                              *       *          *              *              *       *      *

*
*
*




                                   BRIDGE BANK
                                  SAN JOSE, CA
                               SEPTEMBER 28, 2006

                               eBUSINESS SERVICES

                                                                            One-Time Fees

                                                                 Implementation      License Fees
                                             Unit               and Professional       Hardware       Monthly     Additional
*Sel     Description                         Fee     Volume         Services           Software        Fees       Information

         THIRD PARTY INTERNET BANKING WITH
            ONLINE INTERFACE
   Y     S1 Q-UP                                                $              -                      $     *



         TOTAL  EBUSINESS SERVICES                              $              -     $         -      $     *


            *Automated Caller record changes are billable at $350 per pass for eCom and eCorp access to eStatements





                                   BRIDGE BANK
                                  SAN JOSE, CA
                               SEPTEMBER 28, 2006

                           RENEWAL COMPARISON SUMMARY


                                                 Current     Proposed     Proposed
                                    Current       Total        Unit        Total
Service Description     Volumes     Unit Chg     Charges      Charge       Charge

CORE PROCESSING SERVICES
*
*                             *
*                             *            *           *            *            *

*                                                      *                         *

*                                                      *                         *

*                                                      *                         *

*                                                      *                         *

*                                                      *                         *

*                                                      *                         *

*                                                      *                         *

*                                                      *                         *

*

*

*                                                      *                         *

*                                                      *                         *

*                                                      *                         *

*                             *            *           *            *            *
DOLLAR CHANGE                                    $     *
*                                                %

ITEM/IMAGE PROCESSING SERVICES
DOLLAR CHANGE                                    $     -
PERCENTAGE CHANGE                                %

TOTAL CORE APPLICATION PROCESSING                $     -                  $      *

TOTAL DOLLAR CHANGE                              $
TOTAL % CHANGE                                   %


                                         AURUM TECHNOLOGY INC.
                            IMAGE ITEM PROCESSING SERVICES SCHEDULE

INITIAL TERM
Five (5) years

RENEWAL TERM
Five (5) years

COMMENCEMENT DATE
The Commencement Date shall be the Effective Date as set forth on the Signature Page attached hereto.

This Schedule together with any attachments and/or exhibits hereto, the General Terms and Conditions to be signed concurrently ("General Terms"), and any written modifications thereto signed and agreed to by AURUM TECHNOLOGY INC.
("Aurum") of Maitland, Florida, an indirect wholly-owned subsidiary of a publicly traded company, Fidelity National Information Services, Inc., and BRIDGE BANK, N.A. of San Jose, California ("Customer") from time to time hereafter shall be referred to as the "Image Item Processing Agreement" or "Agreement".

This Schedule supersedes and replaces any and all prior agreements between the parties and/or their affiliates, subsidiaries, predecessors, successors, or assigns for the same or similar services as those described in this Schedule.

Aurum shall provide the Image Item Processing Services (the "Services") described in this Schedule. All of the Services described in this Schedule will be performed pursuant to the specifications and performance standards set forth herein and Customer's reasonable requests, subject to the capabilities of Aurum's hardware and software utilized to deliver the Services, provided, however, that the Services shall at all times meet or exceed prevailing standards for similar services in the financial services industry. All times indicated in this Schedule refer to the time zone in which Customer is located. Aurum shall provide the Services at its Service Centers located in the following California cities: Glendale, Sacramento, and San Leandro. Customer shall be provided with 90 days prior written notice of any change in location of the Service Center providing the Services.

1.   DEFINITIONS

     In addition to any other defined terms contained in the General Terms, the following terms will have the following meanings with regard to this
     Agreement:

     1.1 "ACCOUNT" shall mean a demand deposit, negotiable order of withdrawal, other checking type of account, money market deposit account, or other savings type account offered by Customer to its end-customer(s).

     1.2  "BCX PRODUCT" shall mean the BCX Services described in this Schedule.

     1.3 "BRANCH CAPTURE EXPRESS" or "BCX" shall mean the capture of Item Images at any location other than the Service Center.

     1.4 "BUSINESS DAY" shall mean each weekday, Monday through Friday, which is not a holiday of the Federal Reserve Bank for the Federal Reserve District in which Customer's principal office is located.

     1.5 "COMMON OUTPUT FILE" OR "COF" shall mean the Federal Reserve's defined data and image Common Output File format for Item Images.

     1.6 "CONSUMER" shall mean the Customer's end-customer account holder that will be using the Positive Pay Product.

     1.7 "CONVERSION SERVICES" shall mean a mutually agreeable schedule that Aurum will provide services and instructions reasonably required for Customer to convert to and use the Services.

     1.8 "COURTESY AMOUNT RECOGNITION (CAR)" shall mean the process of electronically locating, analyzing, and recognizing handwritten or machine-printed courtesy amount information on an Item to determine the dollar amount based upon certain confidence levels.

     1.9 "CRIPPLED STATEMENT" shall mean an end-customer statement in which the number of Items to be enclosed is greater than or less than the enclosure count for that statement or there are missing Images.

     1.10 "CUSTOMER'S DATA PROCESSING SERVICES PROVIDER" shall mean the Customer itself or vendor appointed by Customer to perform Customer's core data processing services.

     1.11 "EXCEPTION ITEM" shall mean an Item, the automated processing of which is interrupted because of a condition defined by Customer, such definitions which may be changed from time to time.

     1.12 "EXCEPTION  ITEM  FILE"  shall mean the file of  Exception  Items that
          Customer's   Data   Processing   Services   Provider   or   Customer's
          end-customer creates and transmits to Aurum.

     1.13 "AURUM BUSINESS HOURS" shall mean each Business Day from 07:00 to 18:00 Pacific Time.

     1.14 "AURUM IMAGE ARCHIVE" shall mean the electronic storage of the bi-tonal front and back item images at an Aurum designated facility.

     1.15 "FINE SORT" shall mean the sorting of check Items into account, amount, and/or check number order.

     1.16 "FRAUD MITIGATION" shall mean the Aurum fraud application described in this Schedule, if applicable.

     1.17 "IMAGE  ACCESS  INTERFACE   PRODUCT"  shall  mean  the  Aurum  archive
          interface described in this Schedule.

     1.18 "IMAGE REPLACEMENT DOCUMENT" OR "IRD" shall mean a paper reproduction of the original check that: contains an image of the front and back of the original Item; bears a MICR line containing all the information appearing on the MICR line of the original Item (except as provided under generally applicable industry standards for substitute checks to facilitate the processing of substitute checks), conforms, in paper stock, dimension, and otherwise, with generally applicable industry standards for substitute checks; and is suitable for automated processing in the same manner as the original check.

     1.19 "INCLEARING ITEM" shall mean a Customer Item that Aurum receives from the Federal Reserve Bank or other financial institution with an incoming cash letter for the purpose of performing Services.

     1.20 "ITEM" shall mean a document or other form of media on which is recorded information, including but not limited to, (i) information evidencing the deposit to, withdrawal from or draft against a demand deposit or checking account offered by Customer to its customers or an internal Customer general ledger account, (ii) a deposit ticket, (iii) a loan coupon, or (iv) a cash ticket.

     1.21 ITEM IMAGE" shall mean a digitized black and white image of the front and back of each Item.

     1.22 "ITEM POSTING FILE" shall mean a file that Aurum creates from captured
          Items  for   transmission  to  Customer's  Data  Processing   Services
          Provider.

     1.23 "ITEM PROCESSING SERVICES" shall mean the Services Aurum will provide to Customer, and Customer will purchase exclusively from Aurum.

     1.24 "LEGAL AMOUNT RECOGNITION" OR "LAR" shall mean the process of electronically locating, analyzing, and recognizing handwritten or machine-printed legal amount information on an Item to determine the dollar amount based upon certain confidence levels.

     1.25 "MICR" shall mean the magnetic ink character recognition information that is encoded on Items for processing.

     1.26 "MICR REJECTS" shall mean Items captured during prime pass that are rejected due to the inability to properly interpret the MICR encoding. The inability to interpret the MICR encoding may be caused by a variety of reasons, including but not limited to: (a) poor MICR encoding; (b) missing MICR encoding; (c) physical document damage. Aurum will electronically repair and may physically repair the MICR Rejects.

     1.27 "MICROFILM REPLACEMENT" shall mean the capture of Item Images at any Customer location as a means to replace microfilm.

     1.28 "MICROFILM REPLACEMENT PRODUCT" shall mean the application described in this Schedule.

     1.29 "ON-US ITEM" shall mean an Item that is drawn on the Customer or Customer's end-customer.

     1.30 "ORIGINAL ITEM RETRIEVAL" shall mean occasionally removing Items from the check vault upon Customer's request.

     1.31 "OVER-THE-COUNTER" shall mean Items submitted by Customer branch offices, departments, or Customer's end-customers for the purpose of performing Item Processing Services.

     1.32 "PAY-NO-PAY ITEM DECISION PROCESS" shall mean Customer's act of marking an Item to be returned or paid using the Fraud Mitigation, Positive Pay and Signature Verification Products.

     1.33 "POSITIVE PAY PRODUCT" shall mean the Aurum positive pay application described in this Schedule, if applicable.

     1.34 "POSTAGE ACCOUNT" shall mean an account held by Aurum in Customer's name from which Aurum takes and uses postage as it provides certain Services for Customer which require postage.

     1.35 "POSTAGE ACCOUNT OVERDRAFT FEE" shall mean a fee charged by Aurum to Customer for each day Customer's Postage Account is overdrawn.

     1.36 "POSTING REVERSALS" shall mean the monetary reversal of posted Items.

     1.37 "PRE-ENCODED ITEM" shall mean an Item received by Aurum that has required MICR line fields encoded, which Aurum will capture.

     1.38 "PRIME PASS ITEM VOLUME" shall mean the total number of Inclearing and Over-the-Counter or Proof and Transit Items.

     1.39 "PRINT SERVICES" shall mean all of the print services to be provided by Aurum under this Schedule.

     1.40 "RETURN ITEM" shall mean an Item that Customer instructs Aurum to return. Customer will provide Aurum with a reason for the return of Return Items.

     1.41 "SERVICE" or "SERVICES" shall mean all of the services to be provided by Aurum under this Schedule, which include Item Processing Services and Conversion Services.

     1.42 "SERVICE CENTER" shall mean the space at one or more locations where Aurum performs Item Processing Services.

     1.43 "SIGNATURE VERIFICATION" shall mean the act of verifying a written signature on an Item as that of an authorized signatory.

     1.44 "SIGNATURE VERIFICATION SERVICES" shall mean the Aurum signature verification application described in this Schedule.

     1.45 "SPECIAL   PROGRAMMING"   shall  mean  the  provision  of  programming
          resources to support Customer's request for new or modified products or services.

     1.46 "STATEMENT CYCLE DATE" shall mean the ending cycle date printed on end-customer's Account statement.

     1.47 "STATEMENT/NOTICE RENDERING" shall mean the insertion of an end-customer statement/notice and required Items and inserts into an envelope, sealing the envelope in preparation for mailing to the end-customer. Aurum may apply postage, which will be recovered by the Customer.

     1.48 "SYSTEM" or "SYSTEMS" shall mean (i) computer programs, including without limitation software, firmware, application programs, operating systems, files, and utilities; (ii) supporting documentation for such computer programs, including without limitation input and output formats, program listings, narrative descriptions, operating instructions and procedures, user and training documentation, special forms, and source code; and (iii) the tangible media upon which such programs are recorded, including without limitation chips, tapes, disks, diskettes, and any other storage media.

     1.49 "TRANSIT ITEM" shall mean an encoded or Un-encoded Item drawn on another financial institution that Aurum will capture for the purpose of creating an outgoing cash letter.

     1.50 "UN-ENCODED ITEM" shall mean a document received by Aurum where the dollar amount or any other required data field is not encoded.

2.   TERM

     Unless otherwise terminated as provided for in the General Terms or as may be set forth herein, the term of this Agreement shall commence on the Commencement Date and shall expire at the end of the Initial Term set forth above. Thereafter, this Agreement will automatically renew for successive periods of the Renewal Term set forth above unless either party gives the other party written notice at least ninety (90) days prior to the expiration date of the Term then in effect that the Agreement will not be renewed beyond such Term. The Initial Term and the Renewal Terms are herein collectively referred to as "Term".

3.   FEES

     Customer agrees to pay to Aurum the fees for Services as set forth in ATTACHMENT 1 DATED SEPTEMBER 13, 2006 ("Attachment 1") beginning on the Commencement Date in accordance with the payment terms set forth in the Agreement.

4.   ITEM  PROCESSING  SERVICES.  Aurum will provide the  following  Services to
     Customer:

     4.1  Back Office Services.

          (a) Over-the-Counter Image Capture. Aurum will digitize and capture the black and white images of the front and back of each Over-the-Counter Item and assign a sequential trace number to each Item. Aurum may pass all captured Unencoded Items through amount recognition software for the purpose of interpreting the dollar amount of an Item.

          (b) Inclearing Image Capture. Aurum will receive Customer's Inclearing cash letter from the Federal Reserve Bank or other financial institution and balance the Items to the cash letter amount. Aurum will digitize and capture black and white images of the front and back of each Item and assign a sequential trace number, which becomes a part of the Inclearing transaction. Items rejected from the capture due to MICR line misreads will be corrected and re-entered.

               The daily incoming cash letter will be reconciled to the dollar amount charged by the Federal Reserve Bank or other financial institution. All cash letter differences, missing items, extra items, etc., will be reconciled and the proper balancing reports and/or entries will be prepared. All errors detected during the incoming cash letter process are to be adjusted the same Business Day by the timeframe detailed on Section 12, Processing Times. Aurum will provide Customer with copies of all adjusting entries that are prepared and the supporting documentation substantiating such adjustments.

               Aurum will complete the transmission of an Item Posting File containing all Inclearing Items to Customer's Data Processing Services Provider by no later than the timeframe set forth in
               Section 12, Processing Times.

          (c) Proof Encoding. Customer will send un-encoded and pre-encoded proof work processed at Customer's and Customer's end-customer locations to Aurum as set forth in ss. 12.1. Aurum will proof each transaction and encode the dollar amount of each Un-encoded Item and full field encode Customer defined On-Us Items.

               Teller balancing tapes and tapes accompanying deposits will be included in the daily work sent to Aurum by Customer. Aurum will make such balancing tapes and item processing Exception Items such as debit or credit Items without offsets or Items from unbalanced transactions remaining at the end of each Business Day's processing available for pickup by Customer or Customer's courier by the time set forth in Section 12, Processing Times.

               All Un-encoded Items delivered to Aurum by the required  delivery
               deadline   will  be   processed  to  meet   Customer's   outgoing
               correspondent cash letter deadline,  provided however, that *
               *
               *
               *

          (d) Power Encode. Customer shall send un-encoded and pre-encoded proof work processed at Customer's and Customer's end customer locations to Aurum as set forth in ss.12.1. Aurum will process Items through a transport that automatically encodes MICR data onto selected Items.

               Teller balancing tapes and tapes accompanying deposits will be included in the daily work sent to Aurum by Customer. Aurum will make such balancing tapes and item processing Exception Items such as debit or credit Items without offsets or Items from unbalanced transactions remaining at the end of each Business Day's processing available for pickup by Customer or Customer's courier by the time set forth in Section 12, Processing Times.

               All Unencoded Items  delivered to Aurum by the required  delivery
               deadline   will  be   processed  to  meet   Customer's   outgoing
               correspondent cash letter deadline,  provided however, that *
               *
               *
               *

          (e) CAR/LAR Reject/Reentry. Aurum will complete the electronic dollar amount information record from the MICR line for those Items not recognized by amount recognition software.

          (f) IRD Print. Customer's Transit Items or Item Images will be printed and processed as an IRD. The physical Items will be retained at the capture site and shall be destroyed after a time period of at least ninety (90) days, or after a longer period upon Customer's reasonable request and at our then prevailing rate for extended retention. Customer is responsible for all liabilities associated with the printing of the substitute check. If Aurum creates the IRD, Aurum will be responsible for the obligations of a creator of an IRD as set forth in the federal Check 21 statute.

          (g) Balancing Adjustment. Any deposit adjustment of $2.00 or less (said dollar amount may reasonably be adjusted over time, based on Customer requirements) will be charged to a Customer-specified sundry general ledger account, using a system generated entry. All errors detected during the Over-the-Counter process are to be adjusted the same day. Original copies of adjustments will be processed with the proof transactions; and the offsetting side of the adjustment entry will be sent to Customer for processing.

               Any deposit adjustment of more than $2.00 (said dollar amount may reasonably be adjusted over time, based on then current industry standard practices) will be charged to Customer's end-customer or Customer's designated general ledger account using forms. All errors detected during the Over-the-Counter process are to be adjusted the same day. Original copies of adjustments will be processed with the proof transactions; and the offsetting side of the adjustment entry will be sent to Customer for processing.

               Aurum will prepare proof corrections to Customer's end-customer on forms for reasons including but not limited to:

                    (i)  Error(s) found in addition or subtraction
                    (ii) Check Item was listed for the wrong amount
                    (iii) Check Item listed was not enclosed
                    (iv) Check Item enclosed, not listed
                    (v)  Cash not included in deposit total
                    (vi) Collections not included in deposit
                    (vii) Non-Negotiable Item in deposit
                    (viii) Items drawn on foreign institutions


               Aurum will prepare proof corrections to Customer's designated general ledger account on forms for reasons including but not limited to:

                    (ix) Cash ticket missing
                    (x)  Cash ticket for wrong amount
                    (xi) Wrong cash ticket used
                    (xii) Currency included in work
                    (xiii) Cashed check Item missing
                    (xiv) Cashed check Item enclosed was not listed
                    (xv) Cashed check Item for wrong amount
                    (xvi) Other miscellaneous correction
                    (xvii) Items drawn on foreign institutions

          (i)  On-Line Image Archive - *
               *  Aurum  agrees to provide
               Customer with on-line access to Item Images for a period not to exceed the number of years set forth in Attachment 1 after the
               Item Images have been created. Images will be captured and stored in the Aurum Image Archive and will be available seven (7) days per week, except for time periods reasonably designated by Aurum for performance of system maintenance, repair, and component upgrade or replacement and disclosed by Aurum to Customer in advance.

               Aurum will grant the ability for Customer to use the applicable computer software to retrieve Item Images by utilizing Customer's LAN equipment and telecommunications circuitry to access the Item Image archive located at the Aurum Service Center.

          (j) Item Warehousing and Destruction. Aurum will store by cycle and date Items returned in Customer's end-customer statement. For Items not returned in Customer's end-customer statements, *
               *
               *

          (k) Non-Aurum Core File Transmission. Aurum will transmit and receive all files created/prepared pursuant to this Schedule that pertain to image Item processing as set forth in Section 12, Processing Times. The fee for this service is waived if Aurum is Customer's Data Processing Service Provider.

          (l) Additional Cash Letter Endpoints. Outgoing cash letters will be prepared in accordance with Customer's cash letter requirements. One cash letter endpoint is included at no cost. Customer will be charged an additional end point cash letter fee for cash letter endpoints in excess of one (1).

          (m) Image Cash Letter Transmission. Aurum will electronically transmit Transit Item Images and data as an electronic outbound cash letter to a mutually agreed upon recipient by the times set forth in Section 12, Processing Times, provided however, that Aurum will have at least three (3) hours to prepare the transmission.

          n) Image Presentment. Aurum will export a file containing Item Images in a mutually agreed upon format with the intent to present for forward check clearing.

          (o) Exception Item Pull. The transmission of Customer's complete Account Exception Item File from Customer's Data Processing Services Provider to Aurum shall be completed in accordance with the timeframe set forth in Section 12, Processing Times. Aurum will make Exception Items available for Customer review and available for pickup by Customer or Customer's courier by the timeframe set forth in Section 12, Processing Times, provided however, that Aurum shall have at least four (4) hours to process the Exception Items file from Customer's Data Processing Service Provider.

          (p) Outgoing Returns - Qualified. Items designated by the Customer as Return Items will be returned by Aurum to the Federal Reserve Bank the same Business Day, provided Customer has met the applicable Aurum Return Item deadline. Items to be returned by Aurum will be marked in accordance with Federal Reserve regulations.

               After Customer has reviewed its Exception Item reports and made the necessary pay/no-pay decisions, Customer's Data Processing Services Provider will complete transmission of a file in a format mutually agreed to by the parties containing all Return Item requests with reason for return by the timeframe set forth in Section 12, Processing Times, for Items captured the previous Business Day. Aurum will out sort, balance to Customer-provided control total and properly stamp each Item to be returned with the Customer's designated reason, and prepare the Return Item cash letter to be picked up by the Customer or Customer's courier for delivery to the Federal Reserve Bank by the timeframe set forth in Section 12, Processing Times. Such Items to be returned will be contained in a file transmitted by Customer's Data
               Processing Service Provider. One (1) cash letter copy is to be retained by Aurum and one (1) copy will be forwarded to Customer.

               Aurum will qualify each Return Item in accordance with Regulation "J" specifications; provided that the applicable Return Item deadline has been met by Customer.

          (q) Outgoing Returns - Unqualified. Items designated by the Customer as Return Items will be returned by Aurum to the Federal Reserve Bank or the presenting institution the same Business Day, provided Customer has met the applicable Aurum Return Item deadline.

               After Customer has reviewed its Exception Item reports and made the necessary pay/no-pay decisions, Customer's Data Processing Services Provider shall complete transmission of a file in a format mutually agreed to by the parties containing all Return Item requests with the reason for return by the timeframe set forth in Section 12, Processing Times, for Items captured the previous Business Day. Aurum will out sort, balance to the Customer-provided control total and prepare the Return Item cash letter to be picked up by Customer or Customer's courier for delivery to the Federal Reserve Bank by the timeframe set forth in Section 12, Processing Times. Such Items to be returned shall be contained in a file transmitted by Customer's Data Processing Service Provider. One (1) cash letter copy shall be retained by Aurum and one (1) copy will be forwarded to Customer.

          (r) Charge Backs. The Federal Reserve Bank or the presenting institution shall send Customer's return deposit Items to Aurum to digitize and capture the black and white images of the front and back of each return deposit Item and place them in the Aurum Image Archive for storage and research capabilities.

          (s) Large Item Notification and Returns (EARNS). Aurum will, as designated by Customer, begin to notify the financial institution of first deposit of all dishonored checks for * or more, or other amount to remain in compliance with Regulations CC and J and any other applicable laws and regulations. By the timeframe set forth in Section 12, Processing Times, Aurum will have completed transmission of large Item notifications for those Items requiring them that were presented the previous Business Day. Aurum will make a report of all large Item notices processed on the previous Business Day available for pickup by Customer or Customer's courier by the timeframe set forth in Section 12, Processing Times, of the Business Day following dispatch of the Return Item cash letter and transmission of the large Item notification. Aurum requires a ten (10) Business Day written notification to commence this service.

          (t) Notices Image. Customer's Data Processing Service Provider shall send an exception print text file(s) and an exception reconciliation file(s) to Aurum in a mutually agreed upon format in accordance with the timeline set forth in Section 12, Processing Times. Aurum will print Exception Item notices and
               Item Images in simplex mode, as is mutually agreed upon by Customer and Aurum.

          (u) Notices - No Image. Customer's Data Processing Service Provider shall send an exception print text file(s) to Aurum in a mutually agreed upon format in accordance with the timeline set forth in
               Section 12, Processing Times. Aurum will print Exception Item notices in simplex mode, as is mutually agreed upon by Customer and Aurum.

          (v) Fine Sort and Cycle Sort. At statement cycle time, the Items scheduled for return to Customer's end-customer will be fine sorted into statement order, which is generally Account number within one (1) or more levels of groups, in preparation for statement rendition. Rejects from the fine sort process will be filed manually.

               On a daily basis, at Customer's request, Aurum may fine sort internal Customer documents. Daily fine-sorted Items will be available for pickup by Customer or Customer's courier by the timeframe set forth in Section 12, Processing Times.

          (w) Image Item Export. Aurum will export or transmit a COF onto a mutually agreed upon media in accordance with the timeline set forth in Section 12, Processing Times.

          (x) FED Adjustments. All Federal Reserve deposit adjustments will be charged to a Customer-specified sundry general ledger account, using a system generated entry or a manual form. All errors detected during the Inclearing balancing process are to be adjusted the same day.

          (y) Research and Subpoenas. At Customer's request, Aurum will provide Customer with assistance to resolve out-of-balance conditions particular to inbound or outbound check processing operations or subpoenaed Items or Accounts.

          (z) Item Retrieval. At Customer's request, Aurum will retrieve a physical Item from the bulk file or truncated storage file.

          (aa) Image Copy. At Customer's request, Aurum will provide a printed image of an Item.

          (bb) Fax Image Copy. At Customer's request, Aurum will provide a facsimile of an Item.

          (cc) CD Production. For end-customers who receive an Image statement, Aurum will retrieve check Images from the Aurum Image Archive, merging such check Images with the corresponding periodic statement text, and write that data to a CD for delivery to and use by the end-customer. Customer must license software from Aurum that will enable its customers to retrieve their Item Images from a CD.

          (dd) DVD Production. Aurum will create two (2) sets of DVDs, an original and a duplicate, for Customer's record retention.
               Customer acknowledges that the DVDs delivered by Aurum to Customer, in a commercially reasonable secure fashion, for record retention are Customer's source of archived data for regulatory compliance and future conversion purposes and should be retained by Customer for these and all other purposes. In the event Customer requests Aurum to provide DVDs of Item Images previously provided to Customer on DVD, Aurum will provide such Item Images to Customer, if available to Aurum, and Customer agrees to pay Aurum for such services at Aurum's then-current hourly rate.

          (ee) DVD Off-line Image Viewing. Customer will purchase from Aurum, one (1) version of the software that will enable a single Customer's workstation to retrieve its Item Images from a DVD.

          (ff) Miscellaneous Print. If Customer sends a miscellaneous print file(s) to Aurum in an electronic format mutually agreed upon by the parties in accordance with the timeline set forth in Section 12, Processing Times, Aurum will print any such miscellaneous documents for Customer and process based upon requirements. Customer must submit any such request to Aurum at least ten (10) Business Days in advance.

          (gg) Statement Printing. Customer's Data Processing Service Provider shall send statement print text file(s) and statement reconciliation file(s) to Aurum in a format mutually agreed upon in accordance with the timeline set forth in Section 12, Processing Times. If necessary, the file should contain the following segregation categories: (a) Image statements, (b) with Item enclosures less than fifty (50), (c) with Item enclosures fifty (50) or greater; (d) zero Item enclosures; and (e) special request statements. Aurum will print statement text and Item Images for Image statements in simplex or duplex mode, as is mutually agreed upon by Customer and Aurum, in preparation for Image/Truncated Rendering, as described below. The print quality will be consistent with that required by automated zip code sorting equipment and acceptable to Customer, Aurum and the United States Postal Service ("USPS").

          (hh) Image/Truncated Rendering. Aurum will use an insertion machine to read the intelligent insertion marks or bar code imprinted on the statement/notice, fold the correct number of pages, insert the statement/notice and inserts into a standard window envelope that is of a quality consistent with that required by automated Statement/Notice Rendering equipment and acceptable to Customer and Aurum, seal the envelope and place a postage indicia before mailing.

          (ii) Bulk Statements. Aurum will manually process any statement over fifty (50) enclosures or seven (7) pages in a standard #10 envelope or over twelve (12) pages in a standard 6x9 envelope.

          (jj) Traditional Statement Render Base. For statements that require Items to be enclosed, Aurum will match the counted Items against the number of enclosures indicated on the statement. If the count matches, Aurum will insert the statement, Items and any inserts into an envelope that is acceptable to Customer and Aurum and seal the envelope. The statements will be mailed to the Customer's end customers or holds sent to Customer based on special instructions.

               Aurum will review fine sort reject Items and where possible, resolve Item count discrepancies prior to categorizing a statement as a Crippled Statement. If any Item count discrepancy cannot be resolved, Aurum will follow Customer's written instructions for statement handling, such instructions to be mutually agreed upon in advance for statement handling. Aurum will process as exceptions any statements that are not to be mailed to the end-customer via pre-sort first class mail. These exception statements will be identified by unique intelligent insertion marks or bar code, which will be mutually agreed upon by Aurum and Customer. From information printed on the statement or provided separately by Customer, Aurum will forward the statement to the appropriate location as designated.

               Aurum will process all statements that are deemed crippled and forward to the appropriate location as designated. These could be made available for pickup by Customer or Customer's courier in accordance with the timeline set forth in Section 12, Processing Times, following determination of the Crippled Statement condition.

          (kk) Traditional Statement Render - Per Item. Aurum will count all Items that are enclosed within each statement that requires Items to be included.

          (ll) Statement   Inserts.   Aurum   will   insert   up  to  three  (3)
               statement/notice inserts into a standard window envelope. The statement inserts will be of a size, format and quality that is consistent with that required by automated Statement Rendering equipment and acceptable to Aurum. If the proposed statement/notice inserts are provided by Customer they musts be submitted to Aurum at least ten (10) days in advance of the Statement Cycle Date.

          (mm) Statement Data Manipulation. Aurum will create customized statements based upon Customer's requirements. All changes requested by Customer will be charged at the standard hourly rate with all requirements documented and submitted to Aurum for a written estimate.

          (nn) Postage Presort. Aurum will sort all of Customer's envelopes by zip code and or courier routes to obtain the best possible postage rates from the USPS. Aurum will invoice Customer and Customer will pay to Aurum, Aurum's good faith estimate of the amount necessary to pay for Customer's postage during the first month of processing. Each month thereafter, Aurum will reconcile the amount of postage actually used by Customer for the previous month. Aurum will invoice Customer and Customer will pay to Aurum, Aurum's good faith estimate of the amount of postage necessary for each such month. Aurum may also invoice Customer and Customer will pay to Aurum, Aurum's good faith estimate of any additional amounts for postage that may be necessary in a given month. Customer will be responsible for any charges associated with a postage account, including overdraft fee, if applicable.

          (oo) Expedited Customer Research.

               CUSTOMER HAS ELECTED NOT TO RECEIVE THIS SERVICE AS OF THE EFFECTIVE DATE OF THIS AGREEMENT.

          (pp) eVision Corporate Access. Aurum will grant the ability for Customer's customers to use the applicable browser based computer software to retrieve Item Images by utilizing the Internet to access their Account's Item Images in the Aurum Image Archive.

     4.2  Other Services.

          (a) CD-ROM End User Viewing Software. Aurum will provide the ability for Customer to purchase software that will enable its customers to review Item Images and data from a CD-ROM or DVD-ROM. For end-customers who receive an image statement, Aurum will retrieve check images from the Aurum Image Archive, merging those check images with the corresponding periodic statement text, and writing that data to a CD-ROM for delivery to and for use by the end-customer.

          (b) Same Day Settlement. Aurum will report same day settlement information in a mutually agreeable format and method (fax or email) on identified Customer Accounts to Customer by the timeframe set forth in Section 12, Processing Times.

          (c) MICR Presentment File and Memo Post. Aurum will initiate the transmission of a Memo Posted Item File containing all Inclearing Items to Customer's Data Processing Services Provider no later than timeframe set forth in Section 12, Processing Times. Customer is responsible for all Federal Reserve fees.

          (d) Item Posting File Transmission Contingency. In the event that Aurum is unable to successfully transmit any Item Posting File to Customer, Aurum will create a CD-ROM or DVD containing the data and make it available for pickup by Customer or Customer's courier, or arrange for courier delivery to Customer's Data Processing Services Provider.

          (e) Image Processing System Reports. Aurum will provide standard reports - All Items Listing, Cash Letter Detail, Cash Letter Summary, Change Log, and the Item Balancing Sheet - in a mutually acceptable format each Business Day and make the file available for pickup by Customer using a TCP/IP transfer utility or physically available by the timeframe set forth in Section 12, Processing Times or transfer to Aurum COLD Report retrieval system

     4.3  Miscellaneous.

          (a) Programming Support. Aurum will provide Special Programming at Customer's request for new or modified products or services at Aurum's then current programming hourly rate.

          (b) On-site Consulting. Aurum will provide item processing consulting services at Customer's request for new or modified products or services at Aurum's then current hourly rate.

          (c) Courier Services. Customer will be responsible for the selection, expense and overall management of the couriers that are used for the transportation of all Items, records, and other data between Customer offices and the Service Center and the Inclearing Items from the Federal Reserve Bank to the Service Center. The transportation of Transit Items to the Federal Reserve Bank or other upstream correspondent banks can be provided by Aurum but will be paid for by Customer. The parties agree that such courier service may be either an existing courier service shared by other Aurum customers or, if Customer in its sole discretion determines that it is not feasible or desirable to utilize such existing courier service, such other courier service as is designated by Customer.

          (d) Supplies. Customer may purchase supplies (including but not limited to statements, blank white paper for image statements, envelopes, CAR/LAR documents, official checks, paper stock for reports, marketing inserts, specialty forms, custom forms, notice forms, payment forms/books and loan forms) from Aurum. Such supplies will be pre-printed in bulk quantities and stored at an Aurum facility for Customer, inventoried for Customer and invoiced by Aurum to Customer separately from processing in three
               (3) month order/usage volumes. Customer will pay for such supplies in advance.

          (e) Change of Customer's Data Processing Services Provider. Customer will provide Aurum with at least ninety (90) days advance written notice of its intent to change Customer's Data Processing Services Provider. If Customer elects to change its Data

               Processing Services Provider, Customer will pay to Aurum reasonable certification and related charges necessary for Aurum to determine how the image item processing services provided under this Schedule may continue to be provided following such change; provided, however, that Aurum will incorporate its existing knowledge about a Data Processing Services Provider it has worked with before.




5.   IMAGE INTERFACE ACCESS.

          5.1 Statement of Services. The Internet access to check Images product is designed and usage is intended to enable the access, retrieval, and transfer of a single Item Image from the Aurum Image Archive to the Customer's application for presentation of a single Item Image per request. Use of the Image Interface Access product for all other purposes is expressly prohibited without the written approval of Aurum. This Schedule authorizes use of the Image Interface product to interface with the following application (check one box only):

                    [ ]        Aurum eBanking - Home Banking
                    [ ]        Aurum eBanking - Business Banking
                    [ ]        Digital Insight Home Banking
                    [ ]        Digital Insight Business Banking
                    [ ]        Fundtech
                    [ ]        Q-Up
                    [ ]        OSI
                    [ ]        PremierECom and/or PremierECorp
                    [ ]        S1
                    [ ]        FundsXpress
                    [ ]        Online Resources

               Aurum or its designees will perform all modifications or customizations to the Image Interface Access product requested by Customer under an executed written professional services agreement between the parties.

     5.2 Payment for Services. In consideration for the provision set forth above, Customer will pay Aurum the amounts set forth in Attachment 1 attached hereto after the implementation date of the Image Interface Access product. Monthly fees are for management and operation of the Image Interface Access product as defined herein and exclude all other charges, specifically, necessary telecommunication connectivity requirements.

     5.3 Customer Responsibilities. Customer will (i) provide all telecommunications components necessary for connectivity between the Image Interface Access product and Customer's application; (ii) be responsible for monitoring the telecommunications circuit owned by its contractor, S1, and Aurum;(iii) provide Aurum specifications necessary for the implementation and testing of the Image Interface Access product; (iv) grant Aurum access to data generated by the Image Interface Access product for support purposes; (v) contract with Aurum for Aurum Image Archive services; and (vi) perform all commercially reasonable user authentication, data encryption, "firewall protection", and security management related to connecting and using the Image Interface Access product and accessing the Aurum Image Archive that is in accordance with: (a) generally accepted industry standards, (b) industry regulatory requirements, and (c) network connectivity standards as determined by Aurum.

     5.4  Performance  Standards.  *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *

     5.5  Image Interface Access Product Warranty.

               SEE SS. 7.7 (DISCLAIMER OF WARRANTIES) OF THE GENERAL TERMS AND CONDITIONS ENTERED INTO CONCURRENT HEREWITH.

6.   FRAUD MITIGATION.

     6.1 Statement of Services. Aurum will provide to Customer access to and use of the Fraud Mitigation Product to assist Customer when making Return Item decisions. : (i) provide seat licenses for online access to the Fraud Mitigation Product; (ii) provide rights to acquire additional seat licenses at Aurum's then-current price; (iii) process Customer's data utilizing the Fraud Mitigation Product and report Fraud Mitigation Product processing results; (iv) provide two (2) days of training and two (2) copies of user documentation to enable Customer to utilize the Fraud Mitigation Product; and (v) provide Fraud Mitigation Product support during Customer's usual Business Hours. As new filters become available, Aurum will provide documentation and/or pricing information for such new filters.

     6.2 Payment for Services. In consideration for the provisions forth above, Customer will pay Aurum the amounts set forth in Attachment 1 attached hereto after the implementation date of the Fraud Mitigation Product.

     6.3 Customer Responsibilities. Customer will (i) provide resources necessary for the installation of certain Fraud Mitigation Product components at Customer's premise including, but not limited to, recommended hardware, software, and telecommunications; (ii) provide specifications necessary for the implementation and testing of the Fraud Mitigation Product; (iii) grant Aurum access to data generated by the Fraud Mitigation Product for support purposes; (iv) perform specific identified functions to maintain the integrity of the Fraud Mitigation Product's database, provided, however, that Customer has agreed to perform such functions in advance; (v) enter account information and other data as required to activate the Fraud Mitigation Product; (vi) perform Pay-no-Pay Item Decision Process by a mutually agreed upon time; (vii) install all Aurum-provided Fraud Mitigation Product enhancements and corrections in the manner instructed by Aurum; and (viii) restrict usage of the Fraud Mitigation Product to its stated purpose.

          Without Aurum's prior written consent, Customer will not (i) sell, assign, rent, lease, transfer, or disclose to any third party the Fraud Mitigation Product; (ii) use the service for the commercial benefit of any third party; or (iii) copy, reproduce, reverse engineer, decompile, disassemble or separate component parts of the software that is made available to Customer pursuant to this Schedule. Customer may transfer its use of the software that is made available to Customer pursuant to this Schedule to a backup or replacement system on a temporary or permanent basis, provided however that Customer gives prior written notice to Aurum and discontinues use of such software on the original equipment.

     6.4  Performance  Standards.  *
          *
          *
          *
          *
          *
          *
          *

     6.5 Fraud Mitigation Product Warranty. Customer acknowledges that Aurum does not employ experts in detecting fraud and that use of the Fraud Mitigation Product may not eliminate all risks or exposures to fraud that is inherent in Customer's business. Customer agrees to accept full responsibility for the payment of all instruments, whether or not the instrument passed the scrutiny of the Fraud Mitigation Product and Customer will indemnify, defend and hold harmless Aurum against any claim made by any person or entity that is based on Aurum's providing access to and use of the Fraud Mitigation Product, provided, however, that Aurum's provision of the Product was neither negligent nor involved willful misconduct.

          SEE SS. 7.7 (DISCLAIMER OF WARRANTIES) OF THE GENERAL TERMS AND CONDITIONS ENTERED INTO CONCURRENT HEREWITH.

7.   SIGNATURE VERIFICATION.

     7.1 Statement of Services. Aurum will provide to Customer access to and use of the Signature Verification Product including: (i) the one-time automated conversion of signatures; (ii) seat licenses for online access to the Signature Verification Product; (iii) rights to acquire additional seat licenses at Aurum's then current price; (iv) processing of Customer's data utilizing the Signature Verification Product and report Signature Verification Product processing results;
          (v) two (2) days of training and two (2) copies of user documentation to enable Customer to utilize the Signature Verification Product; and
          (vi) Signature Verification Product support during Customer's usual Business Hours.

     7.2 Payment for Services. In consideration for the provision set forth above, Customer will pay Aurum the amounts set forth in Attachment 1 attached hereto after the implementation date of the Signature Verification Product.

     7.3  Customer   Responsibilities.   Customer  will  (i)  provide  resources
          necessary for the installation of certain Signature Verification Product components at Customer's premise including, but not limited to, recommended hardware, software, and telecommunications; (ii) provide specifications necessary for the implementation and testing of the Signature Verification Product; (iii) grant Aurum access to data generated by the Signature Verification Product for support purposes;
          (iv) provide resources mutually agreed upon to maintain the integrity of the database information; (v) enter account information and other data as required to operate the Signature Verification Product; (vi) perform Pay-no-Pay Item Decision Process by a mutually agreed upon time; (vii) install all Aurum provided Signature Verification Product enhancements and corrections in the manner instructed by Aurum; and
          (viii) restrict usage of the Signature Verification Product to its stated purpose.

          Without Aurum's prior written consent, Customer will not (i) sell, assign, rent, lease, transfer, or disclose to any third party the Signature Verification Product; (ii) use the service for the commercial benefit of any third party; or (iii) copy, reproduce, reverse engineer, decompile, disassemble or separate component parts of the software that is made available to Customer pursuant to this Schedule. Customer may transfer its use of the software that is made available to Customer pursuant to this Schedule to a backup or replacement system on a temporary or permanent basis, provided however, that Customer gives prior written notice to Aurum and discontinues use of such software on the original equipment.

     7.4  Performance  Standards.  *
          *
          *
          *
          *
          *
          *
          *

     7.5 Signature Verification Product Warranty. Customer acknowledges that Aurum does not employ experts in detecting fraud and that use of the Signature Verification Product may not eliminate all risks or exposures to fraud that is inherent in Customer's business. Customer agrees to accept full responsibility for the payment of all instruments, whether or not the instrument passed the scrutiny of the Signature Verification Product and Customer will indemnify, defend and hold harmless Aurum against any claim made by any person or entity that is based on Aurum's providing access to and use of the Signature Verification Product, provided, however, that Aurum's provision of the Product was neither negligent nor involved willful misconduct.

          SEE SS. 7.7 (DISCLAIMER OF WARRANTIES) OF THE GENERAL TERMS AND CONDITIONS ENTERED INTO CONCURRENT HEREWITH.

 8.      POSITIVE PAY.

     8.1 Statement of Services. Aurum will: (i) provide Consumer access to and use of the Positive Pay Product via the Internet; (ii) process Consumer's data utilizing the Positive Pay Product and report the Positive Pay Product processing results back to Customer and Consumer;
          (iii) provide two (2) days of training and two (2) copies of user documentation to enable Customer to employ the Positive Pay Product; and (iv) Positive Pay Product support during Customer's usual Business Hours.

     8.2 Payment for Services. In consideration for the provision by Aurum of the Positive Pay Services set forth above, Customer will pay Aurum the amounts set forth in Attachment 1 attached hereto after the implementation date of the Positive Pay Product.

     8.3 Customer Responsibilities. Customer will (i) grant Aurum access to data generated by the Positive Pay Product for support purposes; (ii) provide account information and other data as required to activate the Positive Pay Product; (iii) direct the Consumer to transmit an issue file in the proper format and perform the Pay-no-Pay Item Decision Process by a mutually agreed upon time; (iv) authorize Aurum to return and qualify no-pay items contained in the Pay-no-Pay Decision Process;
          (v) agree that if no Pay-no-Pay Item Decisions are transmitted, Aurum will use `pay all' or `pay none' as a default setting; and (vi) provide first line of support for Consumers using the Positive Pay Product.

          Without Aurum's prior written consent, Customer will not (i) sell, assign, rent, lease, transfer, or disclose to any third party the Positive Pay Product; (ii) use the service for the commercial benefit of any third party; or (iii) copy, reproduce, reverse engineer, decompile, disassemble or separate component parts of the software that is made available to Customer pursuant to this Schedule.

     8.4  Performance  Standards.  *
          *
          *
          *
          *

          *
          *
          *
          *
          *

     8.5 Positive Pay Product Warranty. Customer acknowledges that Aurum does not employ experts in detecting fraud and that use of the Positive Pay Product may not eliminate all risks or exposures to fraud that is inherent in Customer's business. Customer agrees to accept full responsibility for the payment of all instruments, whether or not the instrument passed the scrutiny of the Positive Pay Product and Customer will indemnify, defend and hold harmless Aurum against any claim made by any person or entity that is based on Aurum's providing access to and use of the Positive Pay Product, provided, however, that Aurum's provision of the Product was neither negligent nor involved willful misconduct.

          SEE SS. 7.7 (DISCLAIMER OF WARRANTIES) OF THE GENERAL TERMS AND CONDITIONS ENTERED INTO CONCURRENT HEREWITH.

9.   BCX SERVICES.

          CUSTOMER HAS ELECTED NOT TO RECEIVE THIS SERVICE AS OF THE EFFECTIVE DATE OF THIS AGREEMENT.

10.  MICROFILM REPLACEMENT.

          CUSTOMER HAS ELECTED NOT TO RECEIVE THIS SERVICE AS OF THE EFFECTIVE DATE OF THIS AGREEMENT.

11.  CUSTOMER RESPONSIBILITIES. Customer will do the following:

     11.1 Deliver to Aurum all Items, in a condition and form consistent with the generally accepted requirements of a high-speed item processing operation. Customer assumes full responsibility for the accuracy, completeness, and authenticity of all Items furnished to Aurum, and Aurum may rely thereon and will have no obligation or responsibility to audit, check, or verify the Items, provided, however, that Aurum uses commercially reasonable efforts to correct Items where practical and alert Customer to Item processing problems. Without limiting the generality of the foregoing, Customer will have sole responsibility for (a) verifying dates, signatures, amounts, authorizations, endorsements, payment notices, collection times, fees and charges imposed by Customer on its customers and other similar matters on all Items delivered to Aurum; (b) placing stop payments and holds on Accounts; and (c) determining the correctness of all magnetic ink inscribed or appearing on Items, regardless of by whom or when inscribed, provided, however, that in each case, Aurum will use commercially reasonable efforts to assist Customer with same and alert Customer to identified problems. If any Items submitted to Aurum are incorrect, or in a condition inconsistent with the generally accepted requirements of a high speed item processing operation, Aurum may(i) require Customer to resubmit completed and corrected Items, or if Aurum is unable to contact a Customer designated-representative regarding same, (ii) correct and complete the Items itself and Customer will pay Aurum the charges for any additional services provided by Aurum to correct or complete such Items or otherwise prepare such Items for processing;

     11.2 Take  reasonable   efforts  to  provide   Inclearing,   Unencoded  and
          Pre-encoded Items to Aurum each Business Day in accordance with the schedule set forth in Section 12, Processing Times;

     11.3 Provide to Aurum by mutually agreeable means, current information reasonably required by Aurum concerning the Accounts offered by Customer to its end-customers and internal Customer general ledger accounts;

     11.4 Take reasonable efforts to ensure that all Items and other documents or media which Aurum may be required to process under this Schedule are in a format acceptable to Aurum and contain, in machine readable form, the data and information required by Aurum;

     11.5 Ensure appropriate personnel of Customer are properly trained to utilize the Item Processing Services;

     11.6 Balance, in a manner mutually agreed to by the parties, non-business Account statement cycles for monthly periodic statements so that approximately the same number of statements are to be prepared on each of the statement cycles (not more than twenty (20) Business Days during the month). The monthly statement print files will be transmitted, in a format mutually agreed to by the parties, including intelligent insertion marks or bar coding indicating the number of Items to be enclosed with each statement;

     11.7 Communicate any changes or modifications to the statement cycle, permanent or temporary, to Aurum at least five (5) Business Days in advance of the Statement Cycle Date;

     11.8 Cooperate with Aurum in the performance of Item Processing Services and provide to Aurum such data and information, management decisions, regulatory interpretations and policy guidelines as Aurum reasonably requires;

     11.9 Provide Aurum with a current contact list and escalation procedures to ensure that production problems and other issues requiring Customer attention are addressed on a timely basis by the appropriate individual(s); Aurum shall provide Customer with a current Aurum contact list and escalation procedures so Customer may contact Aurum for off-hours support and discuss other issues requiring attention by Aurum on a timely basis by the appropriate individual(s);

     11.10 Be responsible for the transportation of all Items, records, and other data between Customer offices and the Service Center and the related costs;

     11.11 Appoint Aurum as its agent for purposes of receiving Items from and returning Items to clearing organizations. Customer will notify all appropriate third parties of such appointment and pay or reimburse Aurum for any charges payable to such clearing organizations for, or required as a condition to, so receiving or returning Items;

     11.12 Forward directly to Aurum any On-Us Items or other Items that are posted by or on behalf of Customer without being entered into the clearing process;

     11.13 Seek mutual agreement of the parties of networking and communication devices provided by Customer to ensure compatibility with the Aurum System; and

     11.14 Provide adequate space for the installation of telephone drop(s) necessary to connect Customer's terminals with the telephone lines that communicate with the Aurum Systems. Aurum agrees to schedule with the telephone company the technical aspects of said installation of the data communications telephone lines. Charges made by the telephone company for the initial installation and ongoing costs of the data communications telephone lines along with any additional drops or changes to the drop locations in the future will be the responsibility of Customer.

12. PROCESSING TIMES. Processing times may be adjusted upon mutual agreement between Aurum and Customer. Times shown are displayed in military time and are based on Pacific Time.

     12.1 Customer Delivery Requirements:

          Over-the-Counter  Items           Business Day - Monday  through
                                            *
          Inclearing Items Business         *
                                            *
                                            *


     12.2 File Transmission Requirements:

          Over-the-Counter  Transmission    *
          Aurum                             *
                                            *
          Inclearing Transmission  by Aurum *
                                            *
          Memo Posted  Item File by Aurum   *
                                            *
          Statement Print Text              *
          Transmission(s) Completed by      *
          Customer                          *

          Statement Reconciliation File     *
          Transmission(s) Completed by      *
          Customer - Image Statement Only   *

          Exception Item File Transmission  *
          Completed  by  Customer           *

          Return Item File Transmission by  *
          Customer                          *

          Miscellaneous Print File Ten      *
          Transmission(s) Completed by      *
          Customer                          *

          Image Item Export Transmission by *
          Aurum                             *

          Image Cash Letter Transmission by *
          Aurum                             *

     12.3 Same Day Settlement by Aurum:

          Same Day Settlement Adjustments   *

          Same Day Settlement Adjustments   *
          Documentation Available for       *
          Pick-Up                           *

     12.4 Image Archive Made Available by Aurum.

          Image Archive Available by Aurum  *

     12.5 Return Items and Large Item Returns by Aurum:

          Return Item Cash Letter  Available*
          Pick-Up                           *

          Large Item  Notifications         *
          Large Item  Notification  Report  *
          Available for Pick-Up             *

     12.6 Exception  Items  or  Crippled  Statements  Available  for  Pickup  by
          Customer:

          Exception Items Available for     *
          Pickup by Customer                *

     12.7 Print Available for Pickup by Customer:

          Print Available for Pickup by     *
          Customer                          *

     12.8 BCX Processing Times. Customer Delivery Requirements.

          NOT APPLICABLE AS CUSTOMER HAS ELECTED NOT TO RECEIVE BCX SERVICES AS OF THE EFFECTIVE DATE OF THIS AGREEMENT.

     12.9 Outgoing Cash Letter Made Available by Aurum.

          Outgoing Cash Letters Available   *
          for pickup by Customer            *

     12.10 Image Interface Access.

          Internet Banking Vendor (S1)      *
          access to Aurum Image Archive     *

     12.11 Fraud Mitigation.

          Fraud Mitigation                  *

     12.12 Signature Verification

          Signature Verification            *

     12.13 Positive Pay

          Positive Pay                      *


13. PERFORMANCE STANDARDS. The parties acknowledge that the foregoing and the following are lists of acceptable time performance standards. In the event any performance is suspected or deemed to be unacceptable, Aurum shall research the cause, with Customer's reasonable assistance, and will take corrective action (where Aurum is responsible) or recommend corrective action (where Customer is responsible) and initiate action for correction as soon as reasonably practicable. *
     *
     *

     *
     *
     *
     *

     Beginning on the first day of the calendar month immediately following the expiration of one hundred and twenty (120) days after the date Customer begins using the Item Processing Services in a production environment,
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *
     *

     13.1 Performance Standards.

          (a)  Inclearing Image Capture:

          Service              As set forth in this Schedule.
          Description

          Prerequisites        Inclearing Items are presented in the industry
                               standard format of:
                               - not greater than  250-300  Items per batch and
                               - listing for each bundle and
                               - Item order matching  listing and
                               - one (1) cash letter summary listing per
                                 sending endpoint.

                               Inclearings   Items  are   delivered   to  Aurum
                               in accordance  with the  schedule  set forth in
                               Section 12, Processing Times.

                               *
                               *

          Service Level        Aurum will initiate the  transmission  of the
                               Inclearing Item Posting File to Customer's Data
                               Processing Services Provider or Aurum's core
                               system, as appropriate, in accordance with
                               Section 12, Processing  Times,  *
                               *
                               *
                               *
                               *
                               *
                               *

          Measurement          Aurum daily transmission report.

                               Late transmissions reported for review,
                               validation and tracking.

          (b)  Over-the-Counter Item Image Capture:

          Service              As set forth in this Schedule.
          Description

          Prerequisites        Over-the-Counter  Items are  presented  in a
                               clean and orderly fashion.

                               Pre-encoded Items are presented in the industry standard format of:
                               - not greater than 250-300 Items per batch and
                               - listing  for each  bundle and
                               - Item order matching listing

                               All items oriented in the same direction

                               Over-the-Counter Items are delivered to Aurum in accordance with the schedule set forth in
                               Section 12, Processing Times.

                               *
                               *

          Service Level        Aurum will initiate the transmission of the Over-
                               the-Counter Item Posting File to Customer's  Data
                               Processing  Services  Provider  or Aurum's  core
                               system,  as  appropriate,  according  to  Section
                               12, Processing  Times,  *
                               *

                               *
                               *
                               *
                               *
                               *

                               Availability of outgoing cash letter Items each Business Day by the time set forth in Section 12, Processing Times, *
                               *

          Measurement          Aurum daily transmission  report.

                               Late transmissions reported for review,
                               validation and tracking.

          (c)  Image/Truncated Render:

          Service              As set forth in this Schedule.
          Description

          Prerequisites        Delivery of printed  statements, image match file
                               and statement fine sort file in accordance with the schedule set forth in Section 12, Processing
                               Times.

                               Marketing inserts are available ten (10) days prior to insertion; must be of a size, format and quality acceptable to Aurum.

          Service Level        *
                               *
                               *
                               *
                               *
                               *

          Measurement          Monthly statement volume.

                               Monthly report of statement activity maintained by Aurum.

          (d)  Outgoing Returns/Qualified

          Service              As set forth in this Schedule.
          Description

          Prerequisites        Complete  Return  Item  data  file  transmission
                               from Customer's Data Processing Services Provider or Aurum's core system, as appropriate, has been received by Aurum by the time specified in Section 12, Processing Times.

          Service  Level       *
                               *
                               *

          Measurement          Aurum daily transmission log.

                               Monthly Return Item volume.

                               Customer maintained log of late Return Items volume.

                               Late Return Items reported for review, validation and tracking.

          (e)  Large Items Notifications and Return.

          Service              As set forth in this Schedule.
          Description

          Prerequisites        Complete Return Item data file transmission from
                               Customer's Data Processing Services Provider or
                               Aurum's core system, as appropriate, has been received by the time set forth in Section 12, Processing Times.

          Service Level        On-time electronic notification of dishonored
                               Items of *
                               *
                               *
                               *

          Measurement          Aurum daily transmission log.

                               Monthly large Items notification volume.

                               Customer maintained log of late large Item notifications volume.

                               Late large Item notifications reported for review, validation and tracking.

          (f)  Online Image Archive.

          Service              As set forth in this Schedule.
          Description

          Prerequisites        Meeting Inclearing Image Capture prerequisites.

                               Meeting Over-the-Counter Image Capture
                               prerequisites.

          Service Level        Availability each Business Day by the time set
                               forth in Section 12, Processing Times, *
                               *

          Measurement          Aurum daily on-line reports.

                               Customer reported instances for which archived image Item access was late.

     13.2 Certain Exceptions. Notwithstanding anything to the contrary in this Schedule, Aurum will not be responsible for, and may exclude from the calculation of compliance with the performance standards, any failure to meet a performance standard if, during, and to the extent that such failure is related to or caused by (i) any matter constituting force
          majeure,  provided,   *
          *
          * (ii)

          Customer's failure to materially perform its obligations under this Schedule where such failure was the proximate cause of Aurum's failure to meet the performance standard, and Aurum was not negligence, (iii) special production jobs, testing procedures or other services which are given priority at the request of Customer, (iv) any significant increase in processing volumes or business resulting from the acquisition, directly or indirectly, of assets or stock of a financial institution by Customer, whether by merger or otherwise, (in each case during a reasonable transition period not to exceed three months), (v) significant unforeseen increases in processing volumes or business (in each case during a reasonable transition period not to exceed three months), (vi) any significant change in the manner in which Customer conducts its business for which Customer did not provide Aurum with prior notice (in each case during a reasonable transition period not to exceed three months). Multiple Occurrences on consecutive Business Days for up to three (3) Business Days for the same performance standard which are the result of the same System-related cause will be considered a single Occurrence.


     13.3 Performance  Standard  Credits.  *
          *
          *
          *
          *
          *
          *
          *

                              AURUM TECHNOLOGY INC.
               ADDENDUM TO IMAGE ITEM PROCESSING SERVICES SCHEDULE
                       ADDITIONAL SERVICES - VIP DEPOSITS

In furtherance of the Image Item Processing Services Agreement ("Agreement") entered into between the parties, the following Additional Services are hereby added to the Agreement and shall remain in effect for the term of the Agreement in accordance with the terms of such Agreement.

COMMENCEMENT DATE
The Commencement Date shall be the Effective Date as set forth on the Signature Page attached hereto.

1. ADDITIONAL SERVICES/AURUM RESPONSIBILITIES. Aurum will provide to Customer, as additional services, VIP Deposits services ("VIP Deposits") on a schedule as agreed to by Aurum and Customer. The VIP Deposits will be received by Aurum directly from the Customer's end-customer. Aurum will receive VIP Deposit bags, open such bags under dual custody, log and process deposits and return all tapes, correspondence, copies of Customer's end-customers deposit slips, and any loose Items to Customer. Aurum will not be responsible for any cash received in a VIP Deposit. For any VIP Deposit received by Aurum with cash, the cash portion of such deposit will not be processed. Aurum will make available to Customer the cash portion of the VIP Deposit via special courier, ordered by Aurum with financial responsibility for the courier the sole responsibility of Customer once such cash portion is turned over to such courier by Aurum. The unit price for VIP Deposits does not include the per Item charges, which are addressed separately as Proof of Deposit Encoding, Proof of Deposit Capture Items, or Pre-encoded Item Capture Items.

     Customer will indemnify, defend, and hold harmless Aurum from any and all claims, actions, damages, liabilities, costs and expenses, including without limitation, reasonable attorney's fees and expenses, arising out of any claims related to the Additional Services described herein.

2. Customer Responsibilities. Customer will: (1) be financially responsible for all courier services used to deliver VIP Deposits to Aurum or to return cash deposits received from Customer's end-customer to Customer, including but on limited to, courier destination charges and courier bags, envelopes and tags; (2) will be responsible for ensuring that the Customer's end-customer name will be reflected on the incoming bag/envelope; (3) Submit requests in writing to the attention Aurum Item Processing Center's Help Desk seventy-two (72) hours prior to the first expected delivery for specific Customer's end-customer, including but not limited to the following information: (i) end-customer name(s) and account number(s) as it appears on the deposit slip. All Deposits that will be included with this client delivery must be included in as VIP clients to Fidelity (ii) name of Courier Company making the delivery; and (iii) dates and times of the deliveries to the Aurum Item Processing Site. End-Clients and couriers must be informed that the VIP Deposit must be delivered to the Aurum Item Processing site no later than 1830 hours Monday through Friday for same day processing.

3. In consideration for Aurum providing the VIP Deposits services described above, Customer shall pay Aurum the one-time fees, if applicable, set forth in ATTACHMENT 1 DATED SEPTEMBER 13, 2006 ("Attachment 1") as follows: *
     *
     *
     *
     *  as  evidenced  by Aurum  turning the  services  over to Aurum support (the "Commencement Date"). Customer shall begin paying the recurring fees, if applicable, set forth in the Pricing Attachment to Aurum on the Commencement Date and shall continue to make payment of such recurring fees in accordance with the payment terms of the Agreement. Such recurring fees are subject to adjustment annually pursuant to the terms of the Agreement.

4. The fees set forth in Attachment 1 are in addition to other fees payable by Customer pursuant to the Agreement. All terms and conditions of the Agreement not amended by this Addendum shall remain in full force and effect in accordance with their terms. In the event of any conflict between the Agreement and this Addendum, the terms and conditions of this Addendum will control.


                    *

                    *

                    *
                                                             REVISED:         *
                    *

                    *
                                                            **************
                                                  or                  Unit     Monthly
                 Description                    Volume      *****     Fee        Fee

*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *
*                                                    *          *        *           *

*                                                                                    *




                       SERVICE BUREAU PROCESSING AGREEMENT

                    SCHEDULE OF FEES FOR CONTRACTED SERVICES

                                   BRIDGE BANK

                                                     REVISED: SEPTEMBER 13, 2006

                                  ATTACHMENT 1

                            FIDELITY ITEM PROCESSING

                                                                     One-Time Fees

                                                          1 = Yes             One-Time
                                                            or                    Unit     One-Time
                          Description                     Volume      Unit         Fee       Fee

*                                                               * One-Time           *            *
*                                                               * One-Time           *            *
*                                                               * One-Time           *            *
*                                                               * One-Time           *            *
*                                                               * One-Time           *            *
*                                                               * One-Time           *            *
*                                                               * One-Time           *            *
*                                                               * One-Time           *            *
*                                                               * One-Time           *            *
*                                                               * One-Time           *            *
*                                                               * One-Time           *            *
*                                                               * One-Time           *            *
*                                                               * One-Time           *            *
*                                                               * One-Time           *            *
*                                                               * One-Time           *            *
*                                                               * Per Customer       *            *
*                                                               * Per Institution    *            *

*                                                                                                 *

ASSUMPTIONS REGARDING ITEM PROCESSING SERVICES:

1.   One Cash Letter Endpoint Included.
2.   Signature  verifications  (unless signature  verification  service is being utilized) are the responsibility of the Client.
3.   Fidelity  will  prepare the Federal  Reserve  Bank Return Item Cash Letter.
     Couriers, if applicable, will be the responsibility of the Client.
4.   Workstations will be connected via the Client's TCP/IP wide area network to the Fidelity check processing center.
5.   Statement  text  and  image  printed  on  paper  purchased  from  Fidelity.
     Statement inserts will be provided by Client.
6.   Statement  envelopes will be purchased  from Fidelity.  Postage and Courier costs paid for by Client on a pass-through basis.
7.   An  impression  is defined as one printed side of a page. A simplex page is one impression and a duplex is two impressions.
8.   Fees do not include out of pocket travel and related expenses.
9.   Disclosed  Item  Volumes  as  of  September  2006.   *
     *

ASSUMPTIONS REGARDING FRAUD SERVICES:

1.   Fraud  Mitigation  includes  installing  the  Fraud  Software  on  up  to 5
     *

*

*

*

*    For  Positive  Pay  services,  Fidelity  will be  responsible  for returns.
     Fidelity  will default  decisions to either  pay-all or pay-none.  Client's customer must finalize *
     *
     *
     *

*

*

8.   *

*



                                  ATTACHMENT 1

                       SERVICE BUREAU PROCESSING AGREEMENT

                    SCHEDULE OF FEES FOR CONTRACTED SERVICES

                                   BRIDGE BANK

                                             REVISED:         SEPTEMBER 13, 2006

                                  ATTACHMENT 1

                                RECAP OF ALL FEES
                                                         ONE TIME        MONTHLY
                   DESCRIPTION                             FEES           FEES

*                                                               *              *

*                                                               *              *

*                                                               *              *

ASSUMPTIONS REGARDING OVERALL FEE SCHEDULE:

1.   All stated fees subject to the CPI adjustments pursuant to the Agreement.
2.   *
3. All travel and travel related expenses are not included with any of the products outlined above. They will be invoiced on a pass-through basis.
4. Pricing subject to change if any assumptions are not valid as stated in this Attachment.
5.   Tax and Shipping Charges are not included as part of this pricing.
6. TELECOMMUNICATIONS IS AN EXTREMELY IMPORTANT PART OF THIS ATTACHMENT. CURRENTLY THERE HAS NOT BEEN AN ESTIMATE FOR THESE SERVICES. IF NEEDED, A SEPARATE FEE SCHEDULE WILL BE GENERATED.

















                                  ATTACHMENT 1

                              AURUM TECHNOLOGY INC.
                       COMMERCIAL CAPTURE XPRESS SCHEDULE

INITIAL TERM
Five (5) years

RENEWAL TERM
Five (5) years

COMMENCEMENT DATE
The Commencement Date is the date that the Commercial Capture Xpress System is first installed and available for Customer's use in a production environment which is signified by Aurum turning the system over to Aurum support.

This Schedule together with any attachments and/or exhibits hereto, the General Terms and Conditions to be signed concurrently ("General Terms"), and any written modifications thereto signed and agreed to by AURUM TECHNOLOGY INC. of Maitland, Florida ("Aurum"), an indirect wholly-owned subsidiary of a publicly traded company, Fidelity National Information Services, Inc., and BRIDGE BANK, N.A. of San Jose, California ("Customer") from time to time hereafter shall be referred to as the "Commercial Capture Xpress Agreement" or "Agreement".

This Schedule supersedes and replaces any and all prior agreements between the parties and/or their affiliates, subsidiaries, predecessors, successors, or assigns for the same or similar services as those described in this Schedule.

1.   DEFINITIONS
     In addition to any other defined terms contained in the General Terms, the following terms will have the following meanings with regard to this
     Schedule:

     1.1  "ACH" shall mean Automated Clearing House electronic transactions.

     1.2 "CCX CHECK IMAGE ARCHIVE" shall mean an Aurum facility where the Check Images processed through CCX are stored and archived in accordance with this Agreement.

     1.3 "CHECK" shall mean the first paper check presented to the End User by its customers on which is recorded information evidencing a withdrawal from or draft against such customer's demand deposit account or other checking account drawn on a financial institution located in the United States

     1.4  "CHECK 21" shall mean the Check Clearing for the 21st Century Act.

     1.5  "CHECK IMAGE" shall mean the digital representation of a Check.

     1.6 "COMMERCIAL CAPTURE XPRESS SYSTEM" or "CCX" shall mean the application described in this Agreement.

     1.7 "END USER" shall mean a customer of Customer who is using the Commercial Capture Xpress System pursuant to an agreement with Customer.

     1.8 "MICR" shall mean the magnetic ink character recognition information that is encoded on Checks for processing.

     1.9 "PROCESSING DEADLINE" shall mean the hour each business day by which End Users must submit Check Images to the Commercial Capture Xpress System for processing on the same day.

     1.10 "SERVICES" shall mean the services described herein.

     1.11 "SUBSTITUTE CHECK" shall mean a paper reproduction of a Check meeting the requirements of Check 21. A Substitute Check may also be referred to as an Image Replacement Document or IRD.

2.   TERM

     Unless otherwise terminated as provided for in the General Terms or as may be set forth herein, the term of this Agreement shall commence on the Commencement Date as set forth and shall expire at the end of the Initial Term set forth above ("Initial Term"). Thereafter, this Agreement will automatically renew for successive periods of the Renewal Term set forth above unless Customer gives Aurum written notice at least one hundred eighty (180) days prior to the expiration date of the Term then in effect that the Agreement will not be renewed beyond such Term. The Initial Term and the Renewal Terms are herein collectively referred to as "Term".

3.   FEES

     Customer agrees to pay to Aurum fees for Services as set forth in AMENDMENT
     - ATTACHMENT 1 DATED JUNE 12, 2006 ("Attachment 1") beginning on the Commencement Date in accordance with the payment terms set forth herein. One-time fees set forth in Attachment 1 shall be paid as follows: fifty percent (50%) of such fees upon execution of this Schedule and the remaining fifty percent (50%) of such fees on the Commencement Date. Aurum reserves the right to adjust at any time, pass-through costs, fees and charges, outside its control, including without limitation, telecommunications charges associated with providing the services described in this Schedule. The fees for the first Renewal Term shall be an amount equal to the rate paid by Customer on the last day of the Initial Term plus any adjustments permitted by Paragraph 5.4 of the General Terms and shall continue to be adjusted pursuant thereto each year of the Renewal Term.

4.   COMMERCIAL CAPTURE XPRESS SERVICES

     4.1 Aurum will provide to Customer access to and use of the Commercial Capture Xpress System for servicing Customer's customers ("End User").

     4.2  The Commercial Capture Xpress System will:

          4.2.1 Support Aurum certified Check scanners via a secured internet connection;

          4.2.2 Capture the Check Image and enable review and keying of the MICR data by End User;

          4.2.3 Convert eligible Check Image and/or accompanying data to an ACH transaction or x9.37 formatted file;

          4.2.4 Provide access to an archive of the captured Check Images for a period of twenty four (24) months by storing the Check Image or Substitute Check on the CCX Check Image Archive, provided however that Customer and Aurum may mutually agree in writing to archive Check Images for a longer duration; and

          4.2.5 Provide Customer with access to then-standard reports.

5.   AURUM OBLIGATIONS Aurum shall:

     5.1 Provide no more than two (2) Business Days of on-site training to Customer. Additional on-site training will be provided at Aurum's then-current rates;

     5.2 Provide telephone support and training ("Telephone Support") to Customer as may be reasonably necessary. Aurum will provide telephone Support to End Users for an additional fee as set forth in the Attachment 1;

     5.3 Provide maintenance for certified Check scanners provided by Aurum to Customer in accordance with this Agreement and the Attachment 1. Aurum shall not be held responsible for failures caused by Customer and/or End Customer or for failures to hardware workstations or telecommunications failures; and

     5.4 Use commercially reasonable efforts to "brand" CCX with Customer's logo, and colors. In furtherance hereof, Customer hereby grants Aurum a non-exclusive, limited license to use certain trademarks solely in connection with this Section. Aurum will not acquire any interest in the trademarks by virtue of this Agreement, its activities under it, or any relationship it has with Customer, except the rights granted pursuant to this Section. Upon any termination or expiration of this Agreement, Aurum will immediately cease any use of the trademarks. Customer's request for additional custom design of CCX beyond the "look and feel" of Customer's logo will be accepted and performed within Aurum's sole discretion at Aurum's then-current rates for such services.

6.   CUSTOMER OBLIGATIONS

     Customer shall:

     6.1 Install the Commercial Capture Xpress System at the location of each of its End Users or engage Aurum End User Support Services to install remotely based on End User Set Up Information provided by Customer to Aurum;;

     6.2 Provide resources necessary to set up, train and support End Users as necessary for the proper operation of CCX or engage Aurum End User Support Services;

     6.3 Adhere to Aurum recommendations regarding procedures, Check Image scanners, other hardware, software, minimum specifications, and telecommunications and/or, for an additional fee, direct Aurum to provide installation, training and operational support to the End User for CCX;

     6.4 Authorize End Users to approve Check Images and accompanying data submitted by End Users including but not limited to verifying MICR data;

     6.5 Direct Aurum to submit Check Images for collection using one of the Aurum-certified methods for collection as set forth in Attachment 1;

     6.6  Restrict usage of CCX to its stated purpose;

     6.7 Inform End User in writing that use of CCX is dependent on End User's internet connectivity via a Digital Subscriber Line (DSL) or greater bandwidth and that End User is responsible for trouble shooting internet connectivity issues with their Internet Service Provider
          (ISP); and

     6.8 Execute a written agreement with each End User that is consistent with the spirit of this Agreement ("End Customer Agreement"). Each End Customer Agreement shall, at a minimum, set forth: (a) the obligations of each End User to comply with applicable federal and state laws, rules and regulations regarding the use of CCX in light of Check 21 and ACH Rules and Regulations; (b) a disaster recovery procedure administered by

          Customer that allows End Customers an alternative method to deposit Checks in the event of equipment failure, telecommunications failure or outages and other system problems that may arise during the term of this Agreement. Customer shall not make any commitment to an End User that exceeds the commitments made by Aurum to Customer pursuant to this Agreement. Customer will make no representations, guarantees, or warranties on behalf of Aurum regarding CCX that are not previously authorized in writing by Aurum or which are in conflict with the representations, guarantees or warranties set forth in this Agreement.

7.   PERFORMANCE STANDARDS

     7.1  Aurum will  provide  access to the CCX  between the *
          *
          *
          *
          *
          *
          *
          *
          *
          *
          *

     7.2  Telephone  Support  will be  available  between the hours of *
          *

     7.3  *
          *
          *
          *

     7.4 Service Level Standards in Appendix A, attached hereto, have been mutually agreed upon and are included as part of this Agreement.

8.   DISCLAIMERS

     8.1 Customer acknowledges that the Commercial Capture Xpress System does not detect fraudulent Checks nor indemnify Customer against any claims including those filed under Check 21 or ACH Rules and Regulations. Customer acknowledges and agrees that use of CCX will not eliminate the risk or exposure that is inherent in Customer's check processing services.

     8.2 Customer agrees to accept full responsibility for the payment of all Checks processed using CCX and shall indemnify, defend and hold harmless Aurum from and against any and all claims made by any such person(s) or entities arising out of or in connection with access to or use of the Commercial Capture Xpress System.

8.3 WITH RESPECT TO COMPUTER HARDWARE AND SOFTWARE SUPPLIED BY THIRD PARTIES AND USED BY AURUM IN PROVIDING THE SERVICES UNDER THIS ADDENDUM, AURUM DOES NOT MAKE ANY REPRESENTATION OR WARRANTY WHATSOEVER ABOUT THEIR PERFORMANCE OR LEGAL OR REGULATORY COMPLIANCE, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Customer acknowledges that Aurum has no duty or responsibility to modify any such third-party product, except to the extent that the vendor thereof has such a duty or responsibility to modify such product pursuant to the applicable agreement between Aurum and such vendor.

          SEE SS. 7.7 (DISCLAIMER OF WARRANTIES) OF THE GENERAL TERMS AND CONDITIONS ENTERED INTO CONCURRENT HEREWITH.

                                   APPENDIX A
                            SERVICE LEVEL STANDARDS


These Service Level Standards provide the requirements and performance criteria for Aurum's delivery and availability of the Commercial Capture Xpress system
(CCX), and Aurum's correction of software and system problems. For purposes of this Appendix, all references to "Support Services" shall be deemed to be part of the Services referenced in this Appendix. All references herein to the CCX and related hardware and software are collectively referred to as the "System".

1.   SYSTEM MAINTENANCE AND SUPPORT

     A.   OVERVIEW OF SUPPORT SERVICES

     During the term of the Support Services, Aurum will maintain and support the System in accordance with this Appendix. Such Support Services shall include all fixes, upgrades and other services necessary to cause the System to operate in conformity with applicable Aurum Software and System specifications set forth in the Documentation and other System manuals.

     B.   TECHNICAL SUPPORT HOURS

     Aurum shall make its Technical  Support  available  Monday through  Friday,
     *  These
     Support Services are available Monday through Friday, excluding holidays recognized by the Federal Reserve Bank in addition to holidays published by Customer. *
     *

     C.   CONTACT FOR SUPPORT SERVICES

         TELEPHONE

         Aurum Technical Support can be reached by telephone at:

         The main  telephone  number  *
         *
         *
         *
         Technical Support telephone numbers or email addresses change, Aurum will notify Customer in writing at least two (2) weeks in advance. Each new request is entered into a tracking system; a case number is assigned and given to the caller.

         E-MAIL

             o    Customer may contact Aurum electronically by sending *
                  *  Each new  e-mail  issue is  entered  into a
                  tracking  system,  a case number is  assigned,  and an initial response will be delivered, whenever possible, by e-mail. Emails from Aurum to Customer will be sent to Customer as directed by Customer Information Request during implementation.

         In some cases, due to the nature of the problem, it may be necessary to respond via other methods such as phone.

     D.   ROLES AND RESPONSIBILITIES

     The roles and responsibilities of Aurum and Customer employees rendering the Support Services are as follows:

     CCX TECHNICAL SUPPORT MANAGER - CUSTOMER

     The CCX Technical Support Manager is responsible for managing the overall End User support of the product. End User Level 1 support is the responsibility of Customer unless Customer has engaged for Aurum "End User Support Services".. The CCX Technical Support Manager escalates those issues that are unable to be resolved by the Customer Level 1 support personnel to Aurum.

     CCX - TECHNICAL SUPPORT - AURUM

     The Technical Support Operator is responsible for receiving and logging requests received via phone or e-mail to the CCX Technical Support Team. Making a preliminary assessment of problem/inquiry and routing to the appropriate support tier.

              END USER SUPPORT - AURUM

              The Customers' customer (End User) is allowed to call Aurum Technical Support directly for technical support regarding the functionality and operation of the CCX application or certified scanner issues. Aurum Technical Support will handle these support calls in a similar manner as the Customer support calls. Customer will notify Aurum Technical Support of all new End Users/Depositors and supply basic contact information for each new End User/Depositor.


              1ST TIER SUPPORT REPRESENTATIVE - AURUM

              The 1st Tier Support Representative is responsible for responding to phone calls and to requests routed by the Technical Support Operator (TSO). If the 1st Tier Representative is unable to resolve requests within a specified time he/she will consult with a 2nd Tier Representative, then the 3rd Tier Representative will be consulted at the next escalation point.

              2ND TIER SUPPORT REPRESENTATIVE - AURUM

              The 2nd Tier Representative is responsible for assisting and resolving requests escalated by the TSO or 1st Tier Representatives. If the 2nd Tier Representative is unable to resolve requests within a specified timeline he/she will consult with a 3rd Tier Representative.

              3RD TIER SUPPORT REPRESENTATIVE - AURUM

              The 3rd Tier Representative is responsible for assisting and resolving requests escalated by the TSO or 2nd Tier Representatives. If the 3rd Tier Representative is unable to resolve requests within a specified timeframe he/she will consult with Development and/or an Implementation Consultant.

              TECHNICAL SUPPORT MANAGER - AURUM

              The Technical Support Manager is responsible for the tactical operations of the group. This involves setting of performance metrics, hiring, training, request-handling processes and End User escalations.

     E.   SUPPORT SERVICES REQUEST PROCESS

     Service requests received by the Aurum Technical Support Team follow a standard procedure for resolution. A typical support request is handled as follows:

         REQUEST RECEIPT

         Requests directed to Technical Support are answered by a CCX Support Representative. Requests directed to Aurum's main telephone number are answered by a receptionist and will be re-directed to the CCX-Technical Support Team.


         REQUEST LOGGED

         Each  request  will be logged  into a  request-tracking  database.  The
         Technical   Support   Representative   will   request   the   following
         information:

              o    Customer and/or End User name(s)
              o    Customer's  representative's name
              o    Customer and/or End User telephone  number(s)
              o    Customer's representative's  e-mail address
              o    Customer's  representative's
              o    FAX number
              o Detailed description of the problem or question including exact error messages
              o    Batch ID of issue or error
              o    Description of problem severity
              o    Whenever possible, screen shots of problems
              o Business impact as determined by the End User; the Technical Support

              Representative  will  obtain  adequate   information  to
              initiate and facilitate recovery.

         CASE NUMBER

              Each request will be assigned a case number. This case number will be given to Customer, along with the name of the Technical Support Representative responsible for the case. All future information regarding the case will be entered into the notes of each case in the request-tracking database. Every attempt will be made by Technical Support to ensure that the responsible Technical Support Representative will be the single point of contact.

         In event of a follow-up request, the Technical Support Representative will request the case number from the initial request. If this case number is not available, the Technical Support Representative will research the request-tracking database and find the case number in the most expedient manner.

         CASE ASSIGNMENT

         Each request will be assigned to the next available Tier 1 Technical Support Representative and responded to within timelines specified by the priority of the request specified in Section 1F below ("Request Priority"). The date and time entered into the Tracking Database are the baseline for escalation procedures. Each request will be assigned a problem severity ranking from "P1"to "P3" pursuant to the Request Priority.


         REQUEST ESCALATION

         The Technical Support Representative works within defined parameters for resolving and escalating requests pursuant to the Request Priority.

     CALL-BACKS

     All attempts are made to handle Technical Support requests at the time of the initial call. However, during high request volume periods there may be times where a Technical Support Representative is unavailable. In this instance, the request will be logged and the Customer representative will receive a call back from a Aurum Technical Support Representative in the order pursuant to the Response and Resolution provisions set forth in
     Section 1G below.

     F.   REQUEST PRIORITY

     DETERMINING SEVERITY OF PROBLEM.

     Each request for Support Services shall be based upon the severity of the problem as determined by the classification of each "Request Priority" set forth in the table below. Customer agrees that it will maintain an internal End User service process regarding the System whereby End User calls concerning the System go through a process of prioritization and internal correction attempts before referral to Aurum thus assuring that problems are properly referred to Aurum in accordance with the Request Priority.

     PROBLEM NOT DUE TO AURUM.

     If a problem is determined by Aurum to be caused by third party hardware or software outside of the contract or control of Aurum, then Aurum shall advise Customer in writing (via email) as to the third party cause of the problem, but shall not be permitted to proceed with any additional services without Customer's prior written consent (via email). Customer shall have the option to: continue to employ Aurum for resolution of the problem at Aurum's published rates for professional services; engage a third party to resolve the problem; or if Customer disagrees with Aurum's assessment and believes that the problem is the responsibility of Aurum hereunder, then Customer shall escalate resolution of the problem as set forth below. Notwithstanding the foregoing, for those third party problems that involve nominal assistance from Aurum to resolve, Aurum will resolve such problems at no charge to Customer, and Customer's prior consent to such nominal assistance shall not be required.

     ESCALATION PROCESS.

     The parties hereto must agree that Aurum is responsible for resolution of the problem and they must agree as to the priority of problem. If there is disagreement between the parties, an initial discussion will be held between Customer's CCX Technical Support Manager and Aurum's Technical
     Support Manager, and if the parties are unable to agree on the priority, either party may request that the discussion be escalated to the next level of authority for each party, with further escalations, as requested by either party in the following order:

                      CUSTOMER                                     AURUM

     SECOND LEVEL:  VICE PRES./PRODUCT MANAGER/TEAM LEADER    PRODUCT MANAGER
     THIRD LEVEL: DIRECTOR OF OPERATIONS                      VICE PRESIDENT
     FINAL LEVEL: EXECUTIVE VICE PRESIDENT                    EXECUTIVE VICE
                                                              PRESIDENT

     PRIORITIES. The priority of a request for resolution of System problems shall be prioritized in accordance with the Request Priority set forth below:

       PRIORITY                          DESCRIPTION/CATEGORY OF PROBLEM

          P1 A - A critical problem that relates to the fundamental functionality of the System and precludes productive use of the System by Customer or by a majority of End Users of Customer. This includes an outage of any CCX

       PRIORITY                          DESCRIPTION/CATEGORY OF PROBLEM

                Software module as each such module is considered a subset of the System. For example, if the Approval Module cannot be used by all or a majority of the End Users.

                B. System Outages due to server issues,

                C. Connectivity Issues - System wide,

                D. Inability of Customer or any End User to process any of the following: a) Create Batch; b) Scan Checks; c) Approve Batch;

                E. Aurum's inability or any delay in creating outgoing
                   collection and/or posting files;

                F. Systematic scanner issues (affecting all or most End Users ability to scan and /or view images),

          P2    A. A significant problem that relates to the functionality of the System, but does not preclude productive use of the System.
                B. Non-systemic Scanner Issues C. Connectivity Issues - End User
                   Specific

          P3 An inconvenient problem that does not affect the functionality or productive use of the System.

     G.       RESPONSE AND RESOLUTION

     Aurum will respond and resolve problems in accordance to their Priority as established above, pursuant to the Response and Resolution table set below:


                                                    CORRECTION PROGRESS
                         CORRECTION START TIME     (FREQUENCY  OF STATUS
            PRIORITY            WITHIN:                   REPORTS)           TARGET COMPLETION TIME


             P1                     *                        *                        *
             P2                     *                        *                        *
             P3                     *                        *                        *




              CORRECTION START TIME: Time from initial contact to when recovery is started to be investigated.

              CORRECTION PROGRESS: Update reports from Aurum as to the status of the problem and corrections being undertaken. Send status reports via phone call and email to escalation team based on the Priority and Frequency listed above.

              TARGET COMPLETION TIME: System problems are corrected by permanent fix or a workaround. If a workaround, there may still be additional action steps to follow for a permanent fix (these steps and their timing/completion are discussed and agreed to by Aurum and Customer). Correction completion time will be deemed to have occurred if a workaround has been provided by Aurum, so long as Aurum continues to work on a permanent fix. Resolution will only be considered complete when signed off by Customer.

              COMPLETE INFORMATION AND MISUSE: The above performance criteria, particularly those relating to Priority 1 problems, are subject to the complete and timely receipt of information from, and cooperation of, Customer, or its End User, as applicable, in resolving the problem, and Aurum shall not be held responsible for meeting the above criteria if a Priority 1 problem was directly caused by the error or misuse by Customer or authorized users of Customer, or was later determined by the parties to be a problem caused by third party hardware or software outside of the contract or control of Aurum.

     H.   PERFORMANCE PENALTIES FOR SUPPORT SERVICES NON-PERFORMANCE

     *
     *
     *
     *
     *

     *
     *
     *

     *
     *
     *

     *
     *
     *
     *

     *
     *
     *

     *
     *

     I.   RECIPROCITY

     The parties agree that cooperation and timely information from one another is essential to the relationship. Thus, these service levels are dependent on each party giving timely cooperation and information concerning the entire relationship in addition to resolution of a specific issue. Therefore, to the extent that Customer fails to cooperate or provide information in response to reasonable requests from Aurum thereof, Customer shall be stopped from enforcement of these service level timelines set forth in this Appendix.

     J.   TERMINATION RIGHTS AND PENALTY LIMITATIONS

 The termination rights and performance penalties set forth in this Section 1 of this Appendix shall be subject to the aggregate limitations set forth in Section 4 hereof.

2.   SYSTEM AVAILABILITY

     A.   OVERVIEW OF SYSTEM AVAILABILITY

Aurum shall maintain the System in a continual state of readiness, thereby providing *
* ("CCX Primary Hours of
Operation"), excluding holidays recognized by the Federal Reserve Bank in addition to holidays published by Customer. Aurum's performance in terms of the uptime availability of the System ("System Availability") shall be monitored in accordance with the criteria below. Also set forth below are the terms for obtaining credits and termination remedies for non-performance. For purposes of this Appendix, particularly with regard to performance criteria, System Availability excludes Scheduled Maintenance or Uncontrolled Downtime as each is defined below.

"Scheduled Maintenance" is defined to include Fixes, Updates, Upgrades, and other modifications to the Aurum Software to keep it operating in conformity to its specifications and Documentation and to enhance its operation, as applicable. Scheduled maintenance shall only be performed during non-Primary Hours of Operation. Aurum will use reasonable methods to notify Customer at least 72 hours prior to performing any Scheduled Maintenance.

Customer acknowledges that from time to time the System may be inaccessible or inoperable during the Primary Hours of Operation for the following reasons: (a) insufficient or inadequate bandwidth or insufficient hardware/software technology of Customer due to the failure of Customer to implement bandwidth or hardware/software recommendations by Aurum in a timely manner; (b) problems with hardware/software of Customer that is not under the use or control of Aurum or its permitted subcontractors; (c) insufficient or inadequate bandwidth or hardware/software of End User users of Customer; (d) general Internet brown-outs, black-outs and slowdowns; (e) any "hacking" or "denial or service" activity by a third party not due to negligence of Aurum with regard to security; (f) any acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, or other similar causes beyond a Aurum's control; and/or (g) any problems due to a third party that is not under contract with Aurum, or is due to a third party that is not under the Aurum's direct or indirect control. Clauses (a) through (g) are collectively referred to as "Uncontrolled Downtime".

Aurum retains the right to install patches on an "as needed" basis with regard to emergencies or the shared components of the System's ASP environment.

NOTWITHSTANDING THE FOREGOING, IF INSTALLATION OF PATCHES BY AURUM, WHETHER FOR EMERGENCIES OR NOT OTHER THAN DUE TO THE FAULT OF CUSTOMER OR FORCE MAJEURE EVENTS, RESULTS IN AN UNAVAILABILITY OF THE SYSTEM DURING CCX PRIMARY HOURS OF OPERATION, THE MONTHLY SYSTEM AVAILABILITY TOTAL WILL BE CORRESPONDINGLY REDUCED AND AURUM WILL REMAIN LIABLE FOR PAYMENT OF THE CREDITS REFERENCED BELOW IN ACCORDANCE WITH THE APPLICABLE SYSTEM AVAILABILITY PERCENTAGE. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE AGREEMENT OR THIS APPENDIX.

Aurum shall give notice and obtain the agreement of Customer, such agreement not to be unreasonably withheld, to take the demonstration/test system with Customer down or otherwise make it temporarily unavailable. Both parties shall cooperate in good faith in the event that the circumstance arises.

     B.   SYSTEM AVAILABILITY TARGETS AND PENALTIES FOR NONPERFORMANCE

     Performance criteria are based upon availability of the System during CCX Primary Hours of Operation. Aurum agrees to meet the target rates and pay the credits for failure to meet applicable System Availability criteria as set forth below.

         Target Rate
         *

         BELOW TARGET RATE AND CREDITS
         *

         *

         *

         *

         *

         *

     *
     *
     *
     *
     *

     *
     *

     C.   SYSTEM AVAILABILITY REPORT

     The System Availability Report component measures the timely delivery of the System Availability as composed by Aurum. This report will be used to determine if the pre-defined service levels have been achieved.

     Aurum agrees to deliver such report no later than the 15th calendar day of each month for the prior month's activity.

     D.   TERMINATION RIGHTS AND PENALTY LIMITATIONS

     The termination rights and performance penalties set forth in this Section 2 of this Appendix shall be subject to the aggregate limitations set forth in Section 4 hereof.

 3.  FILE PROCESSING

     A.   FILE PROCESSING TARGETS AND PENALTIES FOR NONPERFORMANCE

     Aurum agrees to meet the "File Processing Rate(s)" as specified below for making outgoing files available to Customer, and Aurum shall pay the corresponding credits below for its failure to meet such File Processing Rates. The File Processing Rate represents the percentage of files each calendar month that are made available in accordance with the deadlines that will be established during implementation, which will be mutually agreed to by both parties and in effect at the time of target measurement. The CCX File Processing Rate will be updated at least annually as agreed to by the parties. These files will be measured from CCX Primary Hours of Operation. Files are moving to and from CCX to Customer and/or Aurum for further processing.

         TARGET RATE
         *

         *
         *

         *

         *

         *

         *

         *

     *
     *
     *
     *
     *
     *
     *
     *
     *

     TERMINATION RIGHTS AND PENALTY LIMITATIONS

     The termination rights and performance penalties set forth in this Section 3 of this Appendix shall be subject to the aggregate limitations set forth in Section 4 hereof.

         4.   LIMITATION ON TERMINATION RIGHTS AND PERFORMANCE CREDITS

The parties hereby acknowledge and agree that with respect to termination rights under this Appendix that Customer shall be obligated to give Aurum written notice of termination no later than ninety (90) days after the occurrence of the event upon which such termination is based.

*
*
*
*
*
*
*
*
*
* no event shall the
limitations  set  forth  in this  Section  4 in any way  *
*
*

With regard to Aurum's performance obligations, Customer acknowledges an exception for performance defaults occurring as a result of a force majeure event, provided Aurum acknowledges that force majeure events attributed to "acts or conditions beyond the reasonable control of such party" shall not include acts or conditions caused by third parties under contract with Aurum or acts or omissions by third parties under Aurum's direct or indirect control - as such acts or omissions shall be deemed to be under the control of Aurum.

                      SERVICE BUREAU PROCESSING AGREEMENT

                    SCHEDULE OF FEES FOR CONTRACTED SERVICES

                                  BRIDGE BANK

                                                          REVISED: JUNE 12, 2006

                            AMENDMENT - ATTACHMENT 1


                    FIDELITY ITEM PROCESSING

                                                         MONTHLY PROCESSING FEES

              DESCRIPTION

Commercial Capture Xpress (CCX) - Merchant Capture                       *
CCX - Base Image Processing Fee                                          *
CCX - Merchant Access Fee 1 - 100                                        *
CCX - Merchant Access Fee 101 - 500                                      *
CCX - Merchant Access Fee above 500                                      *
CCX - Transaction Processing 1 - 25,000                                  *
CCX - Transaction Processing 25,001 - 100,000                            *
CCX - Transaction Processing 1000,001 and above                          *
CCX - TXN Fee - Deposited items to any other collection agent            *

COMMERCIAL CAPTURE XPRESS (CCX) - OPTIONAL SERVICES
CCX - CAR/LAR for End User                                               *
CCX - TXN Fee - Fidelity to print Substitute Checks (IRD's)              *
CCX - TXN - Fee - Incoming Electronic Returns                            *
CCS - End User (Merchant) Fidelity Call Center Support                   *

     TOTAL MONTHLY ITEM PROCESSING OFFERINGS                             *


                            AMENDMENT - ATTACHMENT 1

                      SERVICE BUREAU PROCESSING AGREEMENT

                    SCHEDULE OF FEES FOR CONTRACTED SERVICES

                                  BRIDGE BANK

                                                          REVISED: JUNE 12, 2006

                            AMENDMENT - ATTACHMENT 1


                    FIDELITY ITEM PROCESSING

                                                         *

              DESCRIPTION

Summary of One-Time Fees                                                 *
CCX - Base Implementation Fee                                            *
CCX - Cannon CR-55 Duplex Scanner                                        *
CCX - Cannon CR-180 Duplex Scanner                                       *
CCX - In-House IRD Print Software                                        *
CCX - In-House IRD Printers                                              *
CCX - Mag Tek STX - Single Item Duplex Scanner - No Ink Jet              *
CCX - Mag Tek STX - Single Item Duplex Scanner - Rear Ink Jet            *
CCX - Mag Tek STX - Single Item Duplex Scanner - F & R Ink Jet           *
CCX - Panini 30 DPM, 100 Doc Feed, Ink Jet Scanner                       *
CCX - Panini 60 DPM, 100 Doc Feed, Ink Jet Scanner                       *
*                                                                        *
*                                                                        *
*                                                                        *
*                                                                        *

*                                                                        *

*                                                                        *

*                                                                        *
*                                                                        *
*                                                                        *
*                                                                        *
*                                                                        *
*                                                                        *
*                                                                        *
*                                                                        *
*                                                                        *
*                                                                        *
*                                                                        *
*                                                                        *
*                                                                        *
*                                                                        *


                            AMENDMENT - ATTACHMENT 1

                      SERVICE BUREAU PROCESSING AGREEMENT

                    SCHEDULE OF FEES FOR CONTRACTED SERVICES

                                  BRIDGE BANK

                                                          *

                            AMENDMENT - ATTACHMENT *

                            RECAP OF ALL FEES

                 Description                                             *

Total Item Processing Fee                                                *

Total Fidelity Fees                                                      *

Monthly Credit on End User (Merchant) Fidelity Call Center
   Support (Per Scanner) for the term of the contract                    *

Total Monthly Fees with Rebates                                          *

ASSUMPTIONS REGARDING OVERALL FEE SCHEDULE:

1. All stated fees subject to the CPI adjustments pursuant to the Agreement.
2. Disclosed Asset size is $340,000,000 as of June 2006.
3. All travel and travel related expenses are not included with any of the products outlined above. They will be invoiced on a pass through *
4. Pricing subject to change if any assumptions are not valid as stated in this Attachment.
5. Tax and Shipping Charges are not included as part of this pricing.
6. TELECOMMUNICATIONS IS AN EXTREMELY IMPORT PART OF THIS ATTACHMENT. CURRENTLY THERE HAS NOT BEEN AN ESTIMATE FOR THESE SERVICES. IF NEEDED, A SEPARATE
   FEE SCHEDULE WILL BE GENERATED.
7. MONTHLY FEES WILL BE INCREASED TO THE CONTRACTUAL AMOUNT IN THE MONTH FOLLOWING THE DISCLOSED REBATE(S) EXPIRATION.


                            AMENDMENT - ATTACHMENT 1

                              AURUM TECHNOLOGY INC.
                            NETWORK SERVICES SCHEDULE

INITIAL TERM
Sixty (60) months

RENEWAL TERM
Sixty (60) months

COMMENCEMENT DATE
The date that the Services are first installed and available for Customer's use in a production environment which is signified by Aurum turning the system over to Aurum support.

This Schedule together with any attachments and/or exhibits hereto, the General Terms and Conditions to be signed concurrently ("General Terms"), and any written modifications thereto signed and agreed to by AURUM TECHNOLOGY INC. of Maitland, Florida ("Aurum"), an indirect wholly-owned indirect subsidiary of a publicly traded company, Fidelity National Information Services, Inc., and BRIDGE BANK, N.A. of San Jose, California ("Customer") from time to time hereafter shall be referred to as the "Network Services Agreement" or "Agreement". Except where specifically noted to the contrary, all times stated herein are based upon Customer's location as stated in this Agreement.

This Schedule supersedes and replaces any and all prior agreements between the parties and/or their affiliates, subsidiaries, predecessors, successors, or assigns for the same or similar services as those described in this Schedule.

1.   TERM

     Unless otherwise terminated as provided for in the General Terms or as may be set forth herein, the term of this Network Services Agreement shall commence on the earlier of (a) the Effective Date as set forth on the Signature Page attached hereto or the (b) Commencement Date, as set forth above, and shall expire after the Initial Term provided above. Thereafter, this Network Services Agreement will automatically renew for successive Renewals Terms as provided above unless either party gives the other party written notice at least one hundred eighty (180) days prior to the expiration date of the Term then in effect that this Network Services Agreement will not be renewed beyond such Term. The Initial Term and the Renewal Terms are herein collectively referred to as "Term".

2.   FEES

     Customer agrees to pay to Aurum the fees for Services as set forth in the Network Services Proposal ("NSP") Summary attached hereto, beginning on the Commencement Date in accordance with the payment terms set forth in the General Terms. Customer shall begin paying the recurring fees to Aurum on the Commencement Date for Services and shall continue to make payment of such recurring fees in accordance with the payment terms of the Agreement for so long as Aurum shall be providing services to Customer pursuant to the Agreement. The recurring fees are subject to adjustment annually pursuant to Section 3.4 of the General Terms. Additional professional services requested by Customer shall be billed to Customer at Aurum's then current rate for such professional services.

     *
     *
     * In addition to the fees and charges stated in this Agreement, Aurum will invoice Customer, and Customer will pay for Aurum's reasonable travel and related expenses incurred in providing the Services. Customer also agrees to pay additional data communication charges, or other services contained in the NSP, if applicable. In addition to the fee increases provided elsewhere in the Agreement, Aurum may increase fees and charges in this Schedule based upon market increases in telecommunications access/bandwidth fees and charges, as applicable.

3.   SERVICES DESCRIPTION

     Aurum agrees to provide the network services, circuits, equipment and professional services contained in NSP SUMMARY NO. 18273 DATED JUNE 15, 2006, attached hereto, which is hereby incorporated into this Agreement by this reference.

                  SEE ALSO Network Management Agreement attached hereto which is hereby incorporated into this Agreement by this reference for additional information and service level standards.

4.   SCHEDULING SERVICES

     Aurum and Customer will mutually agree upon a schedule of when and where the Services will be performed.

5.   CUSTOMER RESOURCES REQUIRED

     Customer agrees to cooperate with Aurum during the provision of the Services by making the necessary members of Customer's staff available to work with Aurum's personnel at the times and locations reasonably requested by Aurum.




                     NETWORK SERVICES PROPOSAL (NSP) SUMMARY


                                    FIDELITY
                         INTEGRATED FINANCIAL SOLUTIONS
                   A DIVISION OF FIDELITY NATIONAL FINANCIAL

CLIENT SECTION

FINANCIAL INSTITUTION NAME: BRIDGE BANK                         DATE:              JUNE 15, 2006
FINANCIAL INSTITUTION CITY: SAN JOSE                            STATE:             CA  95113
FINANCIAL INSTITUTION PHONE:408-423-8500                        NSP NO.:           18273
FINANCIAL INSTITUTION CONTACT:                                  NUMBER OF SITES: 2

DESCRIPTION OF REQUEST: Client is seeking renewal information

________________________________________________________________________________

________________________________________________________________________________

RESOLUTION:  *
*
*
*
*
*
________________________________________________________________________________

                                                  DESCRIPTION             MRC              ONE-TIME

 EXISTING CHARGES:           Monthly Recurring Charges                 $       *              $0.00


 PROPOSED CHARGES:           Circuit                                   $       *              $0.00
                             ISDN                                          $0.00              $0.00
                             Management and Services                   $       *              $0.00
                             Hardware                                     $    *              $0.00
                             Fidelity IFS Connection Fees                $     *              $0.00

                                  SUBTOTAL                             $       *              $0.00
                                  TAXES TO BE DETERMINED                   $0.00              $0.00
                                  TOTAl                                $       *              $0.00
                                  TOTAL NET DIFFERENCE                     $   *
                                  ESTIMATED NEW MONTHLY BILLING        $       *

(1)  ISDN AND MEASURED  BUSINESS  LINE  CHARGES DO NOT INCLUDE LONG  DISTANCE OR
     USAGE CHARGES, WHICH WILL BE BILLED SEPARATELY.

(2)  THIS IS AN ESTIMATE OF CIRCUIT COST FOR THE PROPOSED CHANGE, HOWEVER ACTUAL
     CIRCUITS CHARGES MAY VARY.

PRICING VALID FOR 30 DAYS FROM THE DATE OF THIS PROPOSAL SUMMARY.

CLIENT APPROVAL - BY SIGNING THIS FORM YOU ARE AUTHORIZING  FIDELITY INFORMATION
SERVICES,  INC. TO EXECUTE  THIS NSP REQUEST  AND  ACKNOWLEDGE  THAT YOU WILL BE
BILLED  ACCORDING TO THE SUMMARY OF CHARGES.  TAXES AND TARIFFS WILL BE ADDED TO
CHARGES WHERE APPLICABLE.  A DETAILED  STATEMENT OF WORK (SOW) AND CONTRACT WILL
BE EXECUTED PRIOR TO IMPLEMENTATION.  FOR DETAILED TERMS AND CONDITIONS REFER TO
NETWORK SERVICES SCHEDULE.

CLIENT SIGNATURE:                                           DATE:

PRODUCT MANAGER SIGNATURE:                                  DATE:

FIDELITY INFORMATION SERVICES, INC:                         DATE:


                  INTENDED FOR THE SOLE USE OF NETWORK SERVICES




                                    FIDELITY
                         INTEGRATED FINANCIAL SOLUTIONS
                   A DIVISION OF FIDELITY NATIONAL FINANCIAL
                                NETWORK SERVICES
                                     18273


Date:                06/15/06
Bank Name:           Bridge Bank
Address:             55 Almaden Blvd., San Jose, CA
Request:             Renewal Pricing
Number of Sites:     2

NETWORK SERVICES: REQUIRED                      SITE CITY                 QTY TERM           MONTHLY       ONE TIME
T1 MPLS Access - 768k PIP                       Main                       1                 $      *     NSR 17320
T1 MPLS Access w/ 768 PIP                       San Jose                   1                 $      *     NSR 17320
MBL -                                           Main                       2                 $      *      EXISTING
MBL Line Minimum/Usage                          Main                       2                 $      *      EXISTING
SUB-TOTAL NETWORK CIRCUITS: REQUIRED                                                         $      *         $0.00

RECOVERY CIRCUITS: ISDN BACK UP                 SITE CITY                 QTY TERM           MONTHLY       ONE TIME
SUB-TOTAL RECOVERY CIRCUITS: ISDN BACK UP                                                    $   0.00         $0.00

MANAGEMENT AND SERVICES:
Deliver Management                                                         1                 $      *      EXISTING
Host Connections                                                         262                 $      *      ADJUSTED
Management and Monitoring Fee(s)                                           2                 $      *      EXISTING
SUB-TOTAL MANAGEMENT AND SERVICES:                                                           $      *         $0.00

NETWORK EQUIPMENT:
CISCO 1721 Router Maintenance                   Main                       1                 $      *      EXISTING
CISCO 1841 SmartNet Router Maintenance          Main                       1                 $      *     NSR 17320
SUB-TOTAL NETWORK EQUIPMENT:                                                                 $      *         $0.00

CONNECTION FEE(S):
Redundant Network Connection Fee(s)                                        1                 $      *      EXISTING
SUB-TOTAL CONNECTION FEES:                                                                   $      *         $0.00

TOTAL PROPOSED COSTS:                                                                        $      *         $0.00

* STATION  ADDRESSES  WILL BE DETERMINED IN THE FUTURE.  A ONE TIME FEE OF $8.00
PER STATION ADDRESS WILL BE CHARGED TO CLIENT'S INVOICE AS WELL AS A MONTHLY FEE
OF $5.00 PER STATION ADDRESS. IF APPLICABLE.

** SMARTNET IS BILLED  ANNUALLY  AND ONE YEAR IN ADVANCE.  THE MONTHLY  SMARTNET
CHARGE WILL BE APPLIED TOWARDS THE NEXT YEARS ANNUAL RENEWAL.

CURRENT NETWORK BILLING:                                                                     $      *

EXISTING NETWORK SERVICES                       SITE CITY                 QTY                MONTHLY       ONE TIME
T1 MPLS Access - 768k PIP                       Main                       1                 $      *     NSR 17320
T1 MPLS Access w/ 768 PIP                       San Jose                   1                 $      *     NSR 17320
MBL -                                           Main                       2                 $      *      EXISTING
SUB-TOTAL EXISTING NETWORK CIRCUITS:                                                         $      *         $0.00

EXISTING ISDN CIRCUITS:                         SITE CITY                 QTY                MONTHLY       ONE TIME
SUB-TOTAL EXISTING ISDN CIRCUITS:                                                            $   0.00         $0.00

EXISTING MANAGEMENT AND SERVICES:                                         QTY                MONTHLY       ONE TIME
Deliver Management                                                         1                 $      *      EXISTING
Host Connections                                                         262                 $      *      EXISTING
Management and Monitoring Fee(s)                                           2                 $      *      EXISTING
Network Management Port Maintenance              Main                      1                 $      *      EXISTING
SUB-TOTAL EXISTING MANAGEMENT AND SERVICES:                                                  $      *         $0.00

EXISTING NETWORK EQUIPMENT:                                               QTY                MONTHLY       ONE TIME
CISCO 1721 Router Maintenance                   Main                       1                 $      *      EXISTING
CISCO 1841  SmartNet Router Maintenance         Main                       1                 $      *     NSR 17320




SUB-TOTAL EXISTING NETWORK EQUIPMENT:                                                        $      *         $0.00

EXISTING CONNECTION FEE(S):                                                QTY                MONTHLY       ONE TIME
Redundant Nework Connect Fee (s)                                            1                $      *      EXISTING
SUB-TOTAL EXISTING CONNECTION FEE(S):                                                        $      *         $0.00
TOTAL EXISTING NETWORK COSTS :                                                               $      *         $0.00
TOTAL NET DIFFERENCE                                                                         $      *
ESTIMATED NEW MONTHLY BILLING:                                                               $      *


*
*
*
*
*
*
*
*
*
*
*
*
*
*
*


FIDELITY IFS
BRIDGE BANK
11-14-05